SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [x]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 13a-6 (e) (2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                               TravelNow.com Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               TravelNow.com Inc.
                        318 Park Central East, Suite 306
                           Springfield, Missouri 65806



Dear Shareholders:

     You are cordially invited to attend the 2000 Annual Meeting of Shareholders of TravelNow.com Inc. (the "Company") to be held at 11:00 a.m. local time, September 26, 2000, at the University Plaza Holiday Inn, 333 S. John Q. Hammons Parkway, Springfield, Missouri 65806.

     Your approval is requested in electing directors to serve for the coming year, ratifying and approving the Company's 2000 Omnibus Stock Incentive Plan, ratifying and approving the appointment of an auditor for the Company for the fiscal year ending March 31, 2001 and approving the Company's proposed reincorporation in the State of Delaware. You will also transact any other business that may properly come before the meeting and any adjournment or postponement thereof.

     Whether or not you plan to attend the meeting, we ask that you complete, sign, date, and return the enclosed proxy card at your earliest convenience in the provided postage-paid, addressed envelope to ensure that your shares will be represented. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

                                         Very truly yours,


                                         By: /s/ Jeffrey A. Wasson
                                             -----------------------------------
                                             Jeffrey A. Wasson
                                             Chief Executive Officer & Director

                               TravelNow.com Inc.
                        318 Park Central East, Suite 306
                           Springfield, Missouri 65806

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 26, 2000

To the Shareholders of TravelNow.com Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of TravelNow.com Inc., a Florida corporation (the "Company"), will be held at the University Plaza Holiday Inn, 333 S. John Q. Hammons Parkway, Springfield, Missouri 65806, on September 26, 2000, at 11:00 a.m. local time, for the following purposes:

     (1) ELECTION OF DIRECTORS. To elect five (5) directors to hold office until the 2001 Annual Meeting of Shareholders or until their successors are elected and qualified;

     (2) RATIFICATION AND APPROVAL OF THE 2000 OMNIBUS STOCK INCENTIVE PLAN. To ratify and approve the provisions of the Company's 2000 Omnibus Stock Incentive Plan;

     (3) RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS. To ratify and approve the appointment of Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ending March 31, 2001;

     (4) REINCORPORATION IN DELAWARE. To approve the proposed reincorporation of the Company in Delaware; and

     (5) OTHER BUSINESS. To transact such other business as may properly come before the Annual Meeting of Shareholders and any adjournment or postponement thereof.

     Shareholders are or may be entitled to assert dissenters' rights under Sections 607.1301 to 607.1320 of the Florida Business Corporation Act (copies of which are attached to the Proxy Statement as Exhibit F).

     The foregoing items of business are more fully described in the Proxy Statement, which is attached hereto and made a part hereof. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE ATTACHED PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS ATTACHED TO THE PROXY STATEMENT, BEFORE VOTING ON THE MATTERS DESCRIBED HEREIN AND THEREIN.

     The Board of Directors has fixed the close of business on August 30, 2000, as the record date for determining the shareholders entitled to notice of and to vote at the 2000 Annual Meeting of Shareholders and any adjournment or postponement thereof.

                                         By Order of the Board of Directors

                                         /s/  Jeffrey A. Wasson
                                              ----------------------------------
                                              Jeffrey A. Wasson
                                              Chief Executive Officer & Director

Springfield, Missouri
August 31, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

                               TravelNow.com Inc.
                        318 Park Central East, Suite 306
                           Springfield, Missouri 65806

GENERAL INFORMATION

     This Proxy Statement is furnished to the shareholders of TravelNow.com Inc., a Florida corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board" or "Board of Directors") of proxies in the accompanying form for use in voting at the 2000 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on September 26, 2000, at the University Plaza Holiday Inn, 333 S. John Q. Hammons Parkway, Springfield, Missouri 65806, at 11:00 a.m. local time, and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted by the Chief Executive Officer at the Annual Meeting.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of Mr. H. Whit Ehrler, the Company's Chief Financial Officer) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION AND VOTING PROCEDURES

     This Proxy Statement and the accompanying proxy were first sent by mail to shareholders of the Company on or about August 31, 2000. The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. The Company will reimburse brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock, $0.01 par value per share (the "Common Stock"). The Company may conduct further solicitation personally, by telephone or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with such solicitation.

     The close of business on August 30, 2000 has been fixed as the record date (the "Record Date") for determining the holders of shares of the Common Stock entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had approximately 10,882,637 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The holder of each outstanding share of Common Stock on the Record Date is entitled to one (1) vote on all matters.

     The holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. For Proposal No. 1 (the election of directors), the five candidates receiving the greatest number of affirmative votes will be elected, provided a quorum is present and voting. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting will be required to ratify and approve each of Proposal No. 2 (the 2000 Omnibus Stock Incentive Plan), Proposal No. 3 (Appointment of Independent Auditors) and Proposal No. 4 (Reincorporation in Delaware).

     Votes to abstain and broker non-votes are counted as present for purposes of determining the presence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions will be considered votes cast in opposition on Proposal No. 2, Proposal No. 3 and Proposal No. 4. Broker non-votes will not be considered votes cast and will have no effect on the vote relating to Proposal No. 2, Proposal No. 3 and Proposal No. 4.

CHANGES IN CONTROL

     On July 23, 1999, an Agreement and Plan of Merger was consummated between TravelNow.com Inc., a Missouri corporation ("TravelNow of Missouri"), and the Company, which, at that time, was known as Sentry Accounting, Inc. Pursuant to the Agreement and Plan of Merger, the Company acquired 100% of the issued and outstanding stock of TravelNow of Missouri in exchange for 1,475,533 shares of restricted Common Stock of the Company. At the time of the merger, 491,000 shares of Common Stock were freely transferable or unrestricted and held by shareholders of the Company, approximately 80% of which were held by the Chief Executive Officer of the Company, Teresa B. Crowley. After the merger, the total number of shares of Common Stock issued and outstanding was 1,966,533. On July 28, 1999, the Company issued a stock dividend of approximately 4.25 shares for each share outstanding, increasing the total shares of Common Stock from 1,966,533 to 10,324,304 shares issued and outstanding. Pursuant to the merger, the shareholders of TravelNow of Missouri received approximately 75% of the Common Stock of the Company.

     At the time of the filing of the Articles of Merger, the Company changed its name from Old Sentry Accounting, Inc. to TravelNow.com Inc.

     The transaction consummated between TravelNow of Missouri and the Company is generally known as a reverse merger. A reverse merger is normally the result of a merger in which the acquiring corporation (the Company) has less size and substance than the acquired company (TravelNow of Missouri). The acquiring corporation (the Company) survives as a legal entity, but the shareholders of the acquired company (TravelNow of Missouri) obtain a majority of the voting rights of the combined entity. The substantive effect of the transaction is thus reversed from the legal effect.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Currently, the Board of Directors of the Company consists of five (5) persons, each having a term of office of one (1) year. On October 22, 1999, pursuant to its authority under the Company's Bylaws, the Board of Directors increased the number of directorships on the Board from two (2) to five (5). On that date, H. Whit Ehrler, Bill Perkin and Jerry Rutherford were appointed by the Board to fill the vacancies created by the increase in the number of directorships. On May 3, 2000, John Christopher Noble resigned from his position on the Board of Directors, as well as from his positions as Co-Chief Executive Officer and Secretary. On that date, Antoine Toffa was appointed by the Board to fill the newly created vacancy. At each annual meeting of shareholders, directors will be elected for a full term of one (1) year to succeed those directors whose terms are expiring.

     The Board has nominated Jeffrey A. Wasson, H. Whit Ehrler, Bill Perkin, Jerry Rutherford and Antoine Toffa as directors, each to serve a one (1) year term until the 2001 annual meeting of shareholders or until the director's earlier resignation or removal. Each of the nominees has consented, if elected as a director of the company, to serve until his term expires. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board.

     The five (5) nominees receiving a plurality of the votes of the shares present, either in person or represented by proxy, will be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum.

     Certain information about Jeffrey A. Wasson, H. Whit Ehrler, Bill Perkin, Jerry Rutherford and Antoine Toffa, the director nominees, is furnished below.

     Jeffrey A. Wasson was a founding member of the Company in May 1995. Mr. Wasson was elected to the Board of Directors on August 6, 1999. Currently, Mr. Wasson serves as the Company's Chief Executive Officer. From August of 1991 until May of 1995, Mr. Wasson was a student at the University of Missouri in Columbia, Missouri, majoring in Travel and Tourism.

     H. Whit Ehrler joined the Company as Vice President and Chief Financial Officer on August 23, 1999. Mr. Ehrler was elected to the Board of Directors on October 22, 1999 to fill a newly created seat on the Board. Mr. Ehrler was Vice President, Finance & Administration of Carrollton Graphics, Inc. in Carrollton, Ohio from June 1997 through August 1999. From 1994 through June 1997, Mr. Ehrler was with Helson Ehrler Investment Partners in Stamford, Connecticut.

     Bill Perkin was elected to the Board of Directors on October 22, 1999, to fill a newly created seat on the Board. Since February 1, 2000, Mr. Perkin has been the Chief Executive Officer of Eclectic Enterprises, Inc. d/b/a Way2Bid.com. From 1988 to July 2000, Mr. Perkin was the sole owner of Perkin Marketing Services, Inc., an advertising marketing company with principal offices located in Springfield, Missouri.

     Jerry Rutherford was elected to the Board of Directors on October 22, 1999, to fill a newly created seat on the Board. Since March of 1995, Mr. Rutherford has operated several businesses owned entirely by Mr. Rutherford, including ERA Rutherford Realtors located in Springfield, Missouri. Mr. Rutherford was a Vice President and General Manager of TeleCable of Springfield, Inc. in Springfield, Missouri from April 19, 1979, until March 1995, at the time of its acquisition by Telecommunications, Inc. in February of 1995.

     Antoine Toffa was appointed to the Board of Directors on May 3, 2000, to fill a newly vacated seat on the Board. Mr. Toffa holds a master's degree in Business Administration from Harvard Business School. He is also a member of the Board of Directors of 800 Travel Systems, Inc. In June 1996, Mr. Toffa founded Trip.com, Inc., and acted as President and Chief Executive Officer of Trip.com, Inc. until September 1999. Prior to June 1996, Mr. Toffa was General Manager of Product Development for US West Media Group. From 1990 to 1994, Mr. Toffa acted as a consultant for Time Warner Interactive and Mars & Co. In January 2000, Mr. Toffa was chosen as the Person of the Year in interactive travel by Interactive Travel Report. Mr. Toffa was also voted one of 100 rising stars in the travel industry by Travel Agent Magazine in April 1999.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth certain information with respect to the executive officers and directors of the Company as of August 18, 2000.

Name                       Age     Position with TravelNow.com Inc.
--------------------       ---     --------------------------------

Jeffrey  A. Wasson         27      Chief Executive Officer & Director

H. Whit Ehrler             59      Vice President, Chief Financial Officer
                                   & Director

Christopher R. Kuhn        33      Vice President & Chief Information Officer

Ross E. Summers            48      Vice President & General Manager

Marvin McDaniel            51      Vice President of Travel Services

Michael Bauer              31      Vice President of Sales & Marketing

Bill Perkin                44      Director

Jerry Rutherford           56      Director

Antoine Toffa              34      Director

     For information concerning the backgrounds of Mr. Wasson, Mr. Ehrler, Mr. Perkin, Mr. Rutherford and Mr. Toffa see "Proposal No. 1 Election of Directors" above.

     Christopher R. Kuhn joined the Company on July 12, 1999, as Vice President and Chief Information Officer. Prior to joining the Company, Mr. Kuhn was Director of Web Development for Compaq Computer from August 1998 until July 1999, Manager of Web Service Solutions with Digital Equipment from April 1998 until August 1998 and Manager of Web Engineering for MCI Telecommunications from November 1989 until April 1998.

     Ross Summers joined the Company as General Manager in September 1999. Mr. Summers was appointed Vice President of the Company on May 3, 2000 and Secretary of the Company on June 7, 2000. Mr. Summers has eighteen (18) years of telecommunications management experience, most recently as General Manager of TCI and AT&T Cable Services. Mr. Summers was an original investor in the Company. He is a graduate from the University of Missouri-Columbia.

     Marvin McDaniel officially became an employee of the Company in February 2000. Mr. McDaniel has more than twenty-six (26) years of experience in the travel industry as owner of Carlson Wagonlit/McDaniel Travel, one of the largest full-service travel agencies in southern Missouri. Prior to joining the Company, Mr. McDaniel was instrumental in the Company's growth, providing travel expertise and a number of travel-related facilities in the early stages of the Company's development. Mr. McDaniel is a graduate of Southwest Missouri State University with a major in mathematics.

     Michael Bauer joined the Company as Vice President of Sales & Marketing in April 2000 and has six (6) years of travel industry experience. Mr. Bauer was an Account Executive for Ambassadors Performance Group from September 1998 through April 2000. From 1994 through 1998, Mr. Bauer was with Martiz Travel Company where he held various positions. From 1993 through 1994, Mr. Bauer was with Marketsource in Chicago, Illinois. Mr. Bauer held various positions with Walt Disney World, in Orlando Florida from 1991 through 1993. He attended the University of Iowa in Iowa City, Iowa, majoring in Leisure Studies.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

     There are no family relationships among any of the directors or executive officers of the Company.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     During the fiscal year ended March 31, 2000, the Board met five (5) times. During the fiscal year ended March 31, 2000, all directors attended more than 75% of all the meetings of the Board. The Board has an audit committee, a compensation committee and a stock option committee, as described below. The Board does not have a nominating committee or a committee performing the functions of a nominating committee. While there are no formal procedures for shareholders to recommend nominations, the Board will consider shareholder recommendations. Such recommendations should be addressed to Mr. Ross Summers, the Company's Secretary, at the Company's principal executive offices.

     Audit Committee
     ---------------

     In December 1999, the Board of Directors formed the audit committee for the purpose of reviewing the Company's internal accounting procedures and consulting with and reviewing the services provided by the Company's independent public accountants, Deloitte & Touche LLP ("Deloitte & Touche").

     Currently, the audit committee consists of the three (3) independent directors, Bill Perkin, Jerry Rutherford and Antoine Toffa. The audit committee did not meet during the fiscal year ended March 31, 2000.

     The Board of Directors has adopted a written charter for the audit committee, a copy of which charter is attached to this Proxy Statement as Exhibit A.

     Compensation Committee
     ----------------------

     In December 1999, the Board of Directors formed the compensation committee. The compensation committee reviews and recommends to the Board the compensation and benefits of all of the officers of the Company and reviews general policy relating to compensation and benefits of the Company's employees. The compensation committee consists of two (2) of the independent directors, Bill Perkin and Jerry Rutherford. The compensation committee did not meet during the fiscal year ended March 31, 2000.

     Stock Option Committee
     ----------------------

     In May 2000, the Board of Directors formed the stock option committee. The stock option committee administers the TravelNow.com Inc. 2000 Omnibus Stock Incentive Plan and grants stock options pursuant to such plan. See "Proposal No. 3," below. Currently, the stock option committee consists of two (2) of the independent directors, Bill Perkin and Jerry Rutherford. The stock option committee did not meet during the fiscal year ended March 31, 2000.

COMPENSATION OF DIRECTORS

     In exchange for agreeing to serve as a member of the Board of Directors, Antoine Toffa was granted options exercisable at any time after May 3, 2000, to acquire 20,000 shares of Common Stock at $8.25 per share. The Company's other non-employee directors are not currently compensated for serving in such capacity but may be compensated in the future.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In April 2000, the Company made a loan to each of its then Co-Chief Executive Officers, Jeffrey A. Wasson and John Christopher Noble. Mr. Wasson received $65,000, and Mr. Noble received $60,000. The loans were made to pay the taxes related to the restricted stock award each Co-Chief Executive Officer received on May 18, 1999. Mr. Wasson and Mr. Noble each executed a Promissory
Note in favor of the Company related to their respective loan. Each note is payable on demand and has an interest rate of 8% per annum.

     There were no transactions, or series of transactions, during fiscal year end 1999 or fiscal year end 2000, and other than the above, there have not been nor are there any currently proposed transactions, or series of transactions, to which the Company was a party, and in which, to the Company's knowledge, any director, executive officer, nominee, five percent (5%) or greater shareholder or any member of the immediate family of any of the foregoing persons, has or will have any direct or indirect material interest.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     On August 25, 1997, John Christopher Noble, a 17.7% shareholder of the Company pled guilty to a charge of assault in the third degree, a Class A misdemeanor, in the Circuit Court of Greene County, Missouri. The Circuit Court ordered Mr. Noble to pay a fine of $10.00, court costs of $249.50, restitution of $900.00, and to complete fifty (50) hours of community service and placed Mr. Noble on probation until August 24, 1999. Mr. Noble has fully complied with the Circuit Court's order and the probation has been completed.

                                 PROPOSAL NO. 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Deloitte & Touche has served as the Company's independent auditors since July 27, 1999, and has been appointed by the Board to continue as the Company's independent auditors for the Company's fiscal year ending March 31, 2001. In the event that ratification of this selection of auditors is not approved by the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting in person or by proxy, management will review its future selection of auditors. A representative of Deloitte & Touche is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate questions.

     Prior to the appointment of Deloitte and Touche in July of 1999, Guida & Jiminez, PA, located in Tampa Florida, acted as the Company's independent auditors. On July 23, 1999, Guida & Jiminez resigned from its position as the Company's independent accountant. Guida & Jiminez's reports on the financial statements of the Company have never contained an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Company and Guida & Jiminez on any matter or accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Guida & Jiminez's satisfaction, would have caused Guida & Jiminez to make reference to the subject matter of such disagreement in connection with its reports.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2001.

                                 PROPOSAL NO. 3

              RATIFICATION OF THE 2000 OMNIBUS STOCK INCENTIVE PLAN

     The Board of Directors of the Company has adopted, subject to shareholder approval, the 2000 Omnibus Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage stock ownership by all employees of, and certain other persons associated with, the Company and its subsidiaries so that they may acquire or increase their proprietary interest in the success of the Company and to encourage them to remain in the employ of, or continue their relationship with, the Company. A further purpose of the Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. The full text of the Plan is attached as Exhibit B to this Proxy Statement. Reference should be made to Exhibit B for a complete statement of the provisions of the Plan summarized on the following pages.

TERM AND NUMBER OF AUTHORIZED SHARES

     The Plan authorizes the committee to grant awards beginning on May 3, 2000 until the expiration of the Plan ten (10) years after such date. Up to 1,552,395 shares of Common Stock are available to be made subject to awards under the Plan. Shares of Common Stock subject to awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares, or which are settled in cash in lieu of Common Stock, will again be available to be made subject to awards under the Plan.

ADMINISTRATION

     The Plan provides for administration by a committee of disinterested persons, to be comprised of either the compensation committee of the Board or another committee designated by the Board. In May 2000, the Board formed the stock option committee to administer the Plan. Members of the stock option committee may participate in the Plan, but only to the extent set forth below in the sections titled "Non-Employee Director Options" and "Non-Employee Director Awards." Among the powers granted to the stock option committee are the powers to interpret the Plan, establish rules and regulations for its operation, select eligible persons to receive awards and determine the timing, form, amount and other terms and conditions pertaining to any award.

ELIGIBILITY FOR PARTICIPATION

     Any employee of the Company or any of its subsidiaries, and any consultant or independent contractor of the Company or any of its subsidiaries, is eligible to participate in the Plan. The selection of participants from among these individuals is within the discretion of the stock option committee. Awards may also be granted by the Board to directors of the Company who are not employees of the Company or any of its subsidiaries, but only to the extent set forth in the sections titled "Non-Employee Director Options" and "Non-Employee Director Stock Awards."

AMENDMENT OF PLAN

     The Company, through the Board, may amend the Plan at any time, but may not, without shareholder approval, adopt any amendment which in the opinion of the Company's counsel requires the approval of the Company's shareholders.

TYPES OF AWARDS

     The Plan provides for the granting of any or all of the following types of awards: (1) stock options, including non-qualified stock options and stock options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code (the "Code"): (2) stock appreciation rights (SARs), in tandem with stock options or freestanding; (3) restricted common stock; (4) performance shares; (5) annual cash bonuses; and (6) any other incentive award of, or based on, the Common Stock which is established by the stock option committee and which is consistent with the Plan's purpose. The awards may be granted singly or in combination as determined by the stock option committee.

     STOCK OPTIONS. Under the Plan, the stock option committee may grant awards in the form of options (an "Option") to purchase shares of Common Stock. The stock option committee will, with regard to each Option, determine the number of shares subject to the Option, the manner and time of the Option's exercise, and the exercise price per share of stock subject to the Option. The exercise price of an Option may, at the discretion of the stock option committee, be paid by a participant in cash, shares of Common Stock, "Cashless Exercise" (described in Section 6.2(b) of the Plan), any combination thereof, or such other consideration as the stock option committee may deem appropriate. The stock option committee may grant non-qualified options or incentive stock options which satisfy the applicable requirements of Section 422 of the Code.

     NON-EMPLOYEE DIRECTOR OPTIONS. The Plan permits the grant of Options to purchase shares of Common Stock to each person who is a non-employee director, provided each such grant is approved by the Board with the recipient of such award abstaining from the vote. The per share exercise price of a non-employee director Option is equal to the per share fair market value of the Common Stock as of the date of grant of the Option. Also, the period within which an Option may be exercised will expire ten (10) years from the date the Option is granted. Non-employee director Options are forfeited if the directorship of an optionee is terminated on account of any act of fraud, intentional misrepresentation, embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its subsidiaries. The exercise price of a non-employee director Option may be paid by a director in cash, shares of Common Stock, Cashless Exercise, any combination thereof, or such other consideration as the Board may deem appropriate.

     STOCK APPRECIATION RIGHTS. The Plan authorizes the stock option committee to grant SARs either in tandem with an Option ("Tandem SARs") or independent of an Option ("Freestanding SARs"). A SAR is a right to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the SAR's exercise price to the market value on the date of its exercise.

          A Tandem SAR may be granted either at the time of the grant of the related Option or at any time thereafter during the term of the Option. A Tandem SAR shall be exercisable to the extent its related Option is exercisable, and the exercise price of such a SAR will be the same as the option price under the related Option. Upon the exercise of an Option as to some or all of the shares covered thereby, the related Tandem SAR will be canceled automatically to the extent of the number of shares for which the Option is exercised.

          The stock option committee will, with regard to a Freestanding SAR, determine the number of shares subject to the SAR, the manner and time of the SAR's exercise, and the exercise price of the SAR.

     RESTRICTED STOCK AWARDS. The Plan authorizes the stock option committee to grant awards in the form of restricted shares of Common Stock ("Restricted Stock Awards"). Such awards will be subject to such terms, conditions, restrictions and/or limitations, if any, as the stock option committee deems appropriate including, without limitation, restrictions on transferability and continued employment. The Plan gives the stock option committee the discretion to accelerate the vesting of Restricted Stock Awards under such circumstances as the stock option committee deems appropriate.

     PERFORMANCE SHARES. The Plan also allows for the granting of performance shares. Under the Plan, "Performance Share Awards" means units which are expressed in terms of Common Stock. Such awards will be contingent upon the attainment by the Company of certain performance objectives over a period to be determined by the stock option committee. The performance objectives to be achieved during a performance period and the measure of whether and to what degree such objectives have been attained will also be determined by the stock option committee.

     CASH BONUS. Contingent cash bonuses may also be granted under the Plan. The actual payment of a bonus will depend upon the extent to which the Company and the participant achieve over the designated performance period such corporate and individual goals as may be established by the stock option committee. The stock option committee may also establish the fund to be available for the payment of cash bonuses for a particular performance period.

     OTHER INCENTIVE AWARDS. Under the Plan, the stock option committee also has the discretion to grant other types of awards under which shares of Common Stock are or may in the future be acquired by a participant. Such awards may include grants of debt securities convertible into or exchangeable for shares of Common Stock upon the attainment of performance goals or such other conditions as the stock option committee may determine.

     NON-EMPLOYEE DIRECTOR STOCK AWARDS. An award of shares of the Common Stock may be granted to a non-employee director at the discretion and with the approval of the Board, with the recipient of such shares abstaining from such vote. In addition, the Board may, at its discretion, grant such other awards based on the Common Stock of the Company as it deems appropriate.

     OTHER TERMS OF AWARDS. Options will be exercisable for, and Restricted Stock Awards will be made in, Common Stock. Performance Share Awards and SARs may be paid in cash, Common Stock, or a combination of cash and Common Stock, as the stock option committee may determine. If an award is granted in the form of a Restricted Stock Award, Option, Performance Share Award or any other form of a stock-based grant, the stock option committee may include as part of such award an entitlement to receive voting rights, dividends or dividend equivalents.

          The Plan provides for the forfeiture of awards under certain circumstances as determined by the stock option committee. The Plan authorizes the stock option committee to promulgate administrative guidelines for the purpose of determining what treatment will be afforded to a participant under the Plan in the event of his or her death, disability, retirement or termination for an approved reason.

          Upon granting any award, the stock option committee may, by way of an award notice or otherwise, establish such other terms, conditions, restrictions and/or limitations governing the award as are not inconsistent with the Plan.

CHANGE OF CONTROL EVENT

          Upon the occurrence of a Change of Control Event (as defined in the Plan), awards may be treated as follows: (i) all of the participant's outstanding awards could become immediately vested, fully earned, exercisable, and/or in the case of Options, converted into Stock Appreciation Rights, as appropriate, and (ii) the Company could make full payment to each such participant with respect to any Performance Share Award, Stock Appreciation Right or Other Incentive Award, deliver certificates to such participant with respect to each Restricted Stock Award and permit the exercise of Options and/or Stock Appreciation Rights, respectively, granted to such participant.

FEDERAL INCOME TAX TREATMENT

          Under current federal tax law, the following are the federal income tax consequences generally arising with respect to awards under the Plan. A participant who is granted an incentive stock option will not realize any taxable income at the time of the grant or at the time of exercise. Similarly, the Company will not be entitled to any deduction at the time of grant or at the time of exercise. If the participant makes no disposition of the shares of Common Stock acquired pursuant to an incentive stock option before the later of two (2) years after the date of grant of such Option and one (1) year after the transfer of such shares to him or her, any gain or loss realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. Conversely, if the participant disposes of shares of Common Stock acquired pursuant to an incentive stock option before the later of two (2) years after the date of grant of such Option and one (1) year after the transfer of such shares to him or her, any gain or loss realized will be treated as ordinary income and the Company will be entitled to a deduction for federal income tax purposes.

          The participant who is granted a non-qualified stock option will not realize taxable income at the time of grant, but will realize taxable income at the time of exercise equal to the difference between the exercise price of the shares of Common Stock acquired pursuant to such Option and the market value of such shares on the date of exercise. The Company will be entitled to a corresponding deduction for federal income tax purposes in the same amount.

          The grant of a SAR will produce no federal income tax consequences for the participant or the Company. The exercise of a SAR will result in taxable income to the participant equal to the difference between the exercise price of the shares and the market price of such shares on the date of exercise. The Company will be entitled to a corresponding deduction for federal income tax purposes in the same amount.

          A participant who has been granted a Performance Share Award generally will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at such time. A participant will realize ordinary income at the time the award is paid, and the Company will have a corresponding deduction.

          A participant who has been granted a Restricted Stock Award generally will not realize taxable income at the time of the grant, and the Company will not be entitled to a deduction at the time of the grant, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the participant will receive taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding deduction.

          Although a recipient of a Restricted Stock Award is not normally taxed at the time of grant, such recipient may elect under Code Section 83(b) to pay income tax at that time. In such a case, the recipient will recognize taxable income in an amount equal to the excess of the fair market value of the shares at the time of grant over the amount, if any, paid for such shares. The Company will be entitled to a corresponding deduction at such time.

OTHER INFORMATION

          The closing price of the Common Stock reported on the Nasdaq on May 3, 2000 was $8.25 per share.

                               NEW PLAN BENEFITS
                        2000 OMNIBUS STOCK INCENTIVE PLAN

Name and Position                       Dollar Value(1)         Number of Units
-----------------------                 ------------            ---------------

John Christopher Noble (2)                 $0.00                       0

Jeffrey A. Wasson, Chief
Executive Officer (3)                      $0.00                       0

H. Whit Ehrler, Chief Financial            $0.00                   15,757
Officer and Vice President

Christopher R. Kuhn, Chief                 $0.00                   15,757
Information Officer and Vice
President

Michael Bauer, Vice                        $0.00                   37,606
President

Marvin McDaniel, Vice                      $0.00                   12,606
President

Ross Summers, Vice                         $0.00                   12,606
President

All current Executive Officers,            $0.00                   94,332
as a group

All current Directors who are
not Executive Officers, as a group         $0.00                   20,000

All Employees, as a group                  $0.00                  245,783

--------------

     (1) The options were granted on May 3, 2000 and have an exercise price of $8.25 per share. The options vest in three (3) equal annual installments. The first installment will vest on May 3, 2001, and the remaining installments will vest on the following two (2) anniversaries of such date, respectively. Because none of the options have vested at this time and because the options had no value as of the date of grant, the dollar value of the options is $0.00.

     (2) On May 3, 2000, Mr. Noble resigned from his positions as Co-Chief Executive Officer, Secretary, Director and employee of the Company. Because he was no longer an employee of the Company on May 3, 2000, the date of the grant of the options, he did not receive any stock options of the Company pursuant to the Plan.

     (3)  Mr. Wasson has elected not to participate in the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE COMPANY'S 2000 OMNIBUS STOCK INCENTIVE PLAN.

                                 PROPOSAL NO. 4

                           REINCORPORATION IN DELAWARE

          For the reasons set forth below, the Board believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from Florida to Delaware (the "Proposed Reincorporation"). Throughout this Proxy Statement, the Company as currently incorporated in Florida will be referred to as "TN-Florida" and the Company as reincorporated in Delaware (subject to approval by the shareholders) will be referred to as "TN-Delaware."

          As the Company plans for the future, the Board and the Company's management believe that it is in the best interests of the Company and its shareholders that the Company be able to draw upon well-established principles of corporate governance in making legal and business decisions. The predictability of Delaware law provides a reliable foundation on which the Company's governance decisions can be based, and the Company believes that its shareholders will benefit from the responsiveness of Delaware law to their needs and to those of the corporation they own.

REASONS FOR THE PROPOSED REINCORPORATION

          For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under its laws. Many corporations have chosen Delaware as their original state of incorporation or have subsequently changed their corporate domiciles to Delaware for these reasons. Because of Delaware's popularity as the state of incorporation for many major corporations, both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

          There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by corporations and as to the conduct of the boards of directors under the business judgment rule and other standards. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.

THE MERGER

          The Proposed Reincorporation will be effected by merging TN-Florida into TN-Delaware, a new Delaware corporation that is a wholly-owned subsidiary of TN-Florida (the "Reincorporation Merger"). Upon completion of the Reincorporation Merger, TN-Florida as a corporate entity, will cease to exist and TN-Delaware will succeed to the assets and assume the liabilities of TN-Florida and will continue to operate the business of the Company under its current name, TravelNow.com Inc.

          As provided by the Merger Agreement, in substantially the form attached hereto as Exhibit E (the "Merger Agreement"), each outstanding share of TN-Florida Common Stock will be automatically converted into one share of TN-Delaware common stock, $0.01 par value per share, upon the effective date of the Reincorporation Merger. Each stock certificate representing issued and outstanding shares of TN-Florida Common Stock will continue to represent the same number of shares of TN-Delaware common stock. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING TN-FLORIDA STOCK CERTIFICATES FOR TN-DELAWARE STOCK CERTIFICATES. HOWEVER, SHAREHOLDERS MAY REQUEST THAT THEIR CERTIFICATES BE EXCHANGED IF THEY SO CHOOSE.

          After the Reincorporation Merger, the rights of the shareholders and the Company's corporate affairs will be governed by the Delaware General Corporation Law (the "DGCL") and by the certificate of incorporation and bylaws of TN-Delaware. Certain material differences between Florida corporate law and Delaware corporate law are discussed below under "Comparison of Shareholders' Rights under Delaware and Florida Corporate Law."

          If approved by the shareholders, it is anticipated that the Reincorporation Merger will become effective (the "Effective Date") as soon as practicable following the Annual Meeting. However, as described in the Merger Agreement, the Reincorporation Merger (and thus the Proposed Reincorporation) may be abandoned or the Merger Agreement may be amended by the Board (except that the principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board, circumstances arise which make it inadvisable to proceed with the Proposed Reincorporation under the original terms of the Merger Agreement.

          The discussion set forth below is qualified in its entirety by reference to the TN-Delaware Charter (also known as its certificate of incorporation), the TN-Delaware Bylaws and the Merger Agreement, copies of which are attached to this Proxy Statement as Exhibits C, D and E, respectively.

RIGHTS  OF  DISSENTING  SHAREHOLDERS

          If the Reincorporation Merger is approved, each shareholder who did not approve the Proposed Reincorporation and who complies with the dissenters' rights provisions of the Florida Business Corporation Act ("FBCA") will have the right to be paid in cash the fair value of his Common Stock. For purposes of this portion of the Proxy Statement, when reference is made to the Company, it shall mean TN-Florida or TN-Delaware, depending on when the Proposed Reincorporation is consummated.

          In order to receive cash payment for his Common Stock, a dissenting shareholder must comply with the procedures specified by Sections 607.1301 to
607.1320 of the FBCA, which are attached as Exhibit F to this Proxy Statement. Any shareholder considering exercising his dissenter's rights is urged to review Sections 607.1301 to 607.1320 carefully. The following summary of the principal provisions of Sections 607.1301 to 607.1320 is qualified in its entirety by reference to the text thereof. Further, the following discussion is subject to the possibility that the Company may abandon the Proposed Reincorporation, as discussed above. If the Company abandons the Proposed Reincorporation, the rights of dissenting shareholders would terminate and such dissenters would be reinstated to all of their rights as shareholders.

          Any shareholder who wishes to dissent from the Proposed Reincorporation and receive a cash payment for his Common Stock must (a) deliver to the Company before the vote is taken written notice of the shareholder's intent to demand payment for his Common Stock if the Proposed Reincorporation is effectuated and (b) not vote his shares in favor of the Proposed Reincorporation. Please note, a proxy vote against the Proposed Reincorporation DOES NOT constitute notice of intent to demand payment.

FAILURE TO DELIVER THE REQUIRED NOTICE PRIOR TO THE SHAREHOLDER VOTE WILL RESULT IN THE FORFEITURE OF DISSENTERS' RIGHTS.

COMMUNICATIONS WITH RESPECT TO DISSENTERS' RIGHTS SHOULD BE ADDRESSED TO THE SECRETARY OF THE COMPANY, MR. ROSS SUMMERS, AT 318 PARK CENTRAL EAST, SUITE 306, SPRINGFIELD, MISSOURI 65806.

          If the Proposed Reincorporation is approved by the required vote of the shareholders of the Company, then within ten (10) days after such approval, the Company will give written notice of such approval to each shareholder who filed a notice of intent to demand payment for his shares. Within twenty (20) days after the Company gives such notice, any shareholder who elects to dissent must file with the Company a notice of his election to dissent, which notice must include his name and address, the number, classes and series of shares as to which he dissents and a demand for payment of the fair value of his shares.

          Upon filing a notice of election to dissent, a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his Common Stock pursuant to Section 607.1320. If a shareholder loses his dissenter's rights, either by withdrawal of his demand before the Company makes an offer of payment, abandonment of the Proposed Reincorporation by the Company or otherwise, he will not have the right to receive a cash payment for his Common Stock and will be reinstated to all of his rights as a shareholder as they existed at the time of the filing of his demand.

AT THE TIME OF DEMANDING PAYMENT FOR HIS SHARES OF COMPANY COMMON STOCK, EACH SHAREHOLDER DEMANDING PAYMENT MUST SUBMIT THE CERTIFICATE OR CERTIFICATES REPRESENTING HIS SHARES OF COMPANY COMMON STOCKS FOR NOTATION THEREON THAT SUCH DEMAND HAS BEEN MADE. FAILURE TO DO SO WILL, AT THE OPTION OF THE COMPANY, TERMINATE HIS DISSENTER'S RIGHTS UNLESS A COURT, FOR GOOD CAUSE, DETERMINES OTHERWISE.

          Within ten (10) days after the expiration of the period in which a shareholder must file the notice of election to dissent, the Company will make a written offer to each such shareholder to pay an amount the Company estimates to be the fair value of such shareholder's Common Stock. If any shareholder accepts the offer within thirty (30) days after the Company makes such offer, the Company shall make such payment within ninety (90) days following the acceptance of the offer or the consummation of the Proposed Reincorporation, whichever is later. Upon payment, the dissenting shareholder shall cease to have any interest in the Common Stock.

          If any dissenting shareholders do not accept the offer made by the Company within the aforementioned thirty (30) day period, then within thirty
(30) days after receipt of written demand from any dissenting shareholder given within sixty (60) days after the date the Proposed Reincorporation is effected, the Company shall, or at any time within such sixty (60) day period the Company may, file an action in any court of general civil jurisdiction in the county in Florida where the registered office of the Company is located requesting that the fair value of such Common Stock be found and determined. If the Company fails to institute the proceeding within such sixty (60) day period, any dissenting shareholder may institute such proceeding. All dissenting shareholders, except those who have agreed on the price to be paid for their Common Stock, are required to be made parties to such a proceeding.

          In any such proceeding, the court, at the Company's request, will determine whether or not any particular dissenting shareholder is entitled to receive payment for his Common Stock. If the Company does not request such a determination or if the court finds that a dissenting shareholder is so entitled, the court, directly or through an appraiser, will fix the value of the Common Stock. The expenses of any such proceeding, as determined by the court, shall be assessed against the Company, except that the court may apportion costs to any dissenting shareholder whom it finds to have been acting arbitrarily, vexatiously or otherwise not in good faith in refusing an offer by the Company.

THE PROVISIONS OF SECTIONS 607.1301 TO 607.1320 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE HIS RIGHT TO DISSENT CONSULT HIS LEGAL COUNSEL, AS FAILURE TO COMPLY STRICTLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.

NO CHANGE IN THE CORPORATE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

          The proposed Reincorporation will result only in a change in the legal domicile of the Company and certain other changes of a legal nature, the most significant of which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets, liabilities or location of the offices of the Company. The directors who serve on the Board of TN-Florida will become the initial directors of TN-Delaware. All stock options and all employee benefits, stock option and stock purchase plans of TN-Florida will be assumed and continued by TN-Delaware, and each option or right issued by such plans will automatically be converted into an option or right to purchase the same number of shares of TN-Delaware common stock, at the same price per share, upon the same terms and subject to the same conditions. Shareholders should note that approval of the Proposed Reincorporation will also constitute approval of the assumption of these plans by TN-Delaware. Other employee benefit programs of TN-Florida also will be continued by TN-Delaware upon the terms and subject to the conditions currently in effect. The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that TN-Florida's rights and obligations under such material contractual arrangements will continue and be assumed by TN-Delaware.

TRADING OF THE COMMON STOCK

          TN-Florida Common Stock is currently listed on the Nasdaq Small Cap Market. After the Reincorporation Merger, TN-Delaware common stock will be listed on the Nasdaq Small Cap Market under the same symbol ("TNOW") as the shares of TN-Florida Common Stock are listed. There will be no interruption in the trading of the Company's Common Stock as a result of the Reincorporation Merger. As of the date the Board approved the Proposed Reincorporation, the closing price of TN-Florida Common Stock on the Nasdaq Small Cap Market was $9.375 per share.

COMPARISON OF SHAREHOLDER RIGHTS UNDER DELAWARE AND FLORIDA CORPORATE LAW

          Although it is impractical to compare all of the differences between the corporation laws of Florida and Delaware, the following is a summary of certain significant differences between the provisions of Florida law applicable to the Company and those of Delaware law which will be applicable to the Company.

DIVIDENDS

          DELAWARE. A Delaware corporation may pay dividends either out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or out of net profits for the preceding fiscal year.

          FLORIDA. A Florida corporation may not make distributions to shareholders if, after giving it effect, in the judgment of the board of directors: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

RIGHT TO INSPECT BOOKS AND RECORDS

          DELAWARE. Under Delaware law, any shareholder of a corporation has the right to inspect the corporation's stock ledger, list of shareholders and its other books and records, upon a written demand under oath in which the shareholder states a "proper purpose" for such inspection.

          FLORIDA. Under Florida law, any shareholder may examine the corporation's books and records, including minutes of meetings, accounting records and the record of shareholders, provided that such shareholder makes written demand at least five (5) business days before the date on which the shareholder wishes to inspect and copy and such shareholder (i) makes the demand "in good faith and for a proper purpose," and (ii) describes the purpose with reasonable particularity and describes the records he desires to inspect. In addition, the records must be directly connected with the shareholder's purpose.

INTERESTED DIRECTOR TRANSACTIONS

          Under both Florida and Delaware law, certain contracts or transactions in which one (1) or more of a corporation's directors have an interest are not void or voidable because of such interest if the contract or transaction is fair to the corporation when authorized, or if it is approved in good faith by the shareholders or by the directors who are not interested therein after the material facts as to the contract or transaction and the interest of any interested directors are disclosed. With certain exceptions, Florida and Delaware law are the same in this area.

          DELAWARE. Under Delaware law, the approval of the board of directors can be obtained for the contract or transaction by the vote of a majority of the disinterested directors, even though less than a quorum.

          FLORIDA. Under Florida law, if approval of the board of directors is to be relied upon for this purpose, the contract or transaction may be approved by a majority vote of a quorum of the directors without counting the vote of the interested director or directors (except for purposes of establishing quorum).

SPECIAL MEETINGS OF SHAREHOLDERS

          DELAWARE. Under Delaware law, a special meeting may be called by the board of directors or by such other persons as are authorized by the certificate of incorporation or the bylaws.

          FLORIDA. Under Florida law, a special meeting of shareholders may be called by the board of directors or by the holders of at least 10% of the shares entitled to vote at the meeting or by such other persons or groups as may be authorized in the articles of incorporation or the by-laws.

CERTAIN ACTIONS

          DELAWARE. Delaware law provides that shareholders have six (6) years in which to bring an action against directors responsible for the payment of an unlawful dividend. Delaware law requires that the plaintiff held stock at the time when the transaction complained of occurred.

          FLORIDA. Under Florida law, all directors voting for or assenting to an unlawful distribution are jointly and severally liable to the corporation for the excess of the amount of dividend over what could have been distributed lawfully. Florida law requires that any action be commenced within two (2) years after the date of the distribution. Florida law requires that the plaintiff held stock at the time when the transaction complained of occurred.

TENDER OFFER AND BUSINESS COMBINATION STATUTES

          DELAWARE. Delaware law regulates hostile takeovers by providing that an "interested stockholder," defined as a shareholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions with the corporation for a period of three (3) years from the date on which such shareholder became an "interested stockholder" unless (a) prior to such date the corporation's board of directors approves either the "business combination" transaction or the transaction in which the shareholder became an "interested stockholder," (b) the shareholder, in a single transaction in which he became an "interested stockholder," acquires at least 85% of the voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (c) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's shareholders, by the affirmative vote of at least two-thirds (2/3) of the outstanding voting stock not owned by the "interested stockholder."

          Thus, the effect of such provision of Delaware law is to prevent any attempted hostile takeover of a Delaware corporation from being completed for three (3) years unless (a) at least 85% of the voting shares of the target are acquired in a single transaction; (b) at least two-thirds (2/3) of the voting shares of the target, excluding the shares held by the bidder, vote in favor of the acquisition; or (c) the corporation opts out of the statutory protection.

          FLORIDA. Florida law regulates tender offers and business combinations involving the acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, at least 20% or more ("Control Shares") of the outstanding voting securities of an issuing public corporation (a "Control Share Acquisition"). An "issuing public corporation" is a corporation that has 100 or more shareholders, its principal place of business, principal office or substantial assets within Florida and either (i) more than 10% of its shareholders reside in Florida, (ii) more than 10% of its shares are owned by Florida residents or (iii) it has 1,000 shareholders residing in Florida. A special meeting of shareholders must be held by the corporation to consider the voting rights to be accorded to the shares acquired or to be acquired in the Control Share Acquisition within fifty (50) days after a request for such meeting is submitted by the person seeking to acquire control. Such voting rights must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the Control Shares may be voted. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the corporation, all shareholders shall have dissenters' rights as provided by applicable Florida law.

          In addition, Florida law regulates mergers and other business combinations between a corporation and a shareholder who owns more than 10% of the outstanding voting shares of such corporation ("Interested Shareholder"). Specifically, any such merger between a corporation and an Interested Shareholder must be approved by the vote of the holders of two-thirds of the voting shares of such corporation excluding the shares beneficially owned by such shareholder. The approval by shareholders is not required, however, in certain circumstances, including, but not limited to the following: (i) the merger or business combination is approved by a majority of disinterested directors, (ii) the Interested Shareholder is the beneficial owner of at least 90% of the outstanding voting shares, excluding the shares acquired directly from the subject corporation in a transaction not approved by a majority of disinterested directors, or (iii) the Interested Shareholder has been the beneficial owner of at least 80% of the corporation's outstanding voting shares for at least five (5) years preceding the announcement date.

DISSENTERS' RIGHTS

          DELAWARE. Under Delaware law, dissenters' rights are not available with respect to a sale, lease, exchange or other disposition of all or substantially all of a corporation's assets or any amendment of its charter, unless such corporation's charter expressly provides for dissenters' rights in such instances. Shareholders of a Delaware corporation have no dissenters' rights if: (i) the corporation's shares are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., (ii) the corporation's shares are held of record by more than 2,000 shareholders, or

(iii) the corporation is the survivor of a merger that did not require approval by its shareholders; provided, however, that dissenters' rights will be available if shareholders are required under the merger or consolidation to accept for their shares anything other than (i) shares of stock of the surviving corporation, (ii) shares of stock of a corporation listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (iii) cash in lieu of fractional shares or (iv) any combination of the foregoing.

          FLORIDA. Under Florida laws shareholders may dissent from, and demand cash payment of the fair value of their shares in respect of, (i) a merger or consolidation of the corporation and (ii) a sale or exchange of all or substantially all of a corporation's assets, including a sale in dissolution. However, shareholders of a Florida corporation have no dissenters' rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange, quoted on the NASDAQ National Market System or held of record by not fewer than 2,000 shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION

          For shareholders of the Company who receive common stock of TN-Delaware in exchange for their Common Stock of TN-Florida pursuant to the Merger Agreement, the Proposed Reincorporation of the Company will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the Common Stock (each, a "Holder") who receives common stock of TN-Delaware pursuant to the Merger Agreement will not recognize a gain or loss as a result of the Proposed Reincorporation. The Holder's tax basis in a share of common stock of TN-Delaware will be the same as that Holder's basis in the corresponding share of TN-Florida Common Stock held immediately prior to the Proposed Reincorporation. The Holder's holding period in a share of TN-Delaware common stock will include the period during which the Holder held the corresponding share of TN-Florida Common Stock, provided that the Holder held the corresponding share in TN-Florida as a capital asset at the time of the Proposed Reincorporation.

          In addition, neither TN-Florida nor TN-Delaware will recognize gain or loss as a result of the Proposed Reincorporation, and TN-Delaware will generally succeed, without adjustment, to the tax attributes of the Company.

THE FOREGOING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT ADDRESS ALL INCOME AND OTHER TAX CONSEQUENCES TO ALL OF THE COMPANY'S SHAREHOLDERS, INCLUDING SHAREHOLDERS WHO EXERCISE DISSENTERS' RIGHTS AND RECEIVE CASH PAYMENTS FOR THEIR COMMON STOCK. THE COMPANY'S SHAREHOLDERS, INCLUDING DISSENTING SHAREHOLDERS, ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION AND WITH RESPECT TO THE SPECIFIC APPLICATION AND EFFECT OF ALL TAX LAWS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE PROPOSED REINCORPORATION. APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL ALSO CONSTITUTE APPROVAL OF THE MERGER AGREEMENT AND ALL PROVISIONS THEREOF EXCEPT THOSE PROVISIONS WHICH WILL BE VOTED ON SEPARATELY AT A SPECIAL MEETING.

                COMPENSATION OF DIRECTORS AND EXECUTIVES OFFICERS

          Donald R. Mastropietro served as Chief Executive Officer of the Company from its inception in June 1996 until September 30, 1998. During the fiscal year ended March 31, 1999, Mr. Mastropietro received compensation of $10,500. Mr. Mastropietro did not receive any compensation for the 1998 fiscal year. Teresa B. Crowley served as Chief Executive Officer of the Company from September 30, 1998, until July 23, 1999. During the fiscal year ending March 31, 1999, Ms. Crowley received compensation of $3,000. Ms. Crowley did not receive any compensation for the fiscal year ended March 31, 2000.

          The following summary compensation table sets forth the compensation the Company paid during the fiscal year ended March 31, 2000 to the Co-Chief Executive Officers. Because none of our executive officers worked the entire term, no individuals at the Company received compensation in excess of $100,000 in the fiscal year ended March 31, 2000. The following table also includes the actual compensation that the Company paid during the fiscal year ended March 31, 2000, to the other executive officers of the Company whose salary and bonus is anticipated to exceed $100,000 annually during the current fiscal year, for services rendered to the Company in all capacities.



                           Summary Compensation Table

                                                                         Other Annual         Long-Term
Name and Principal Position                    Annual Compensation       Compensation ($)     Compensation Awards
----------------------------                   -------------------       ---------------      ---------------------------
                                    Year                                                      Securities       Restricted
                                   Ended                                                      Underlying       Stock
                                  March 31    Salary ($)       Bonus ($)                      Options (#)      Awards
-------------------------------------------------------------------------------------------------------------------------

John Christopher Noble             2000     $90,385.00 (4)      $2,969         (3)                            792,830 (10)

Jeff Wasson,
Chief Executive Officer            2000     $90,385.00 (5)      $4,000         (3)
792,830 (10)

H. Whit Ehrler,
Chief Financial Officer and
Vice President                     2000     $73,500.00 (8)(7)                  (3)             250,000 (9)

Christopher R. Kuhn,
Chief Information Officer
and Vice President                 2000     $90,000.00 (8)(6)                  (3)             250,000 (9)

Michael Bauer (2)
Vice President                     2000     $0.00                              (3)

Marvin McDaniel (2)
Vice President                     2000     $26,000.00                         (3)

Ross Summers (2)
Vice President                     2000     $25,769.18                         (3)


--------------------
     (1) J.D. Bryant joined the Company after January 1, 2000 and was appointed Vice President of Business Development on May 3, 2000. Mr. Bryant's employment with the Company ended on August 3, 2000. For the fiscal year ended March 31, 2000, he was paid $18,461.52, which would have been $120,000 annually.

     (2) Marvin McDaniel, who joined the Company after January 1, 2000 and was appointed as an executive officer on May 3, 2000, will receive an annual salary of $104,000. Ross Summers, who joined the Company on September 15, 1999 and was appointed as an executive officer of the Company on May 3, 2000, will receive an annual salary of $104,000. Mr. Michael Bauer, who joined the Company on April 11, 2000 and was also appointed as an executive officer of the Company on May 3, 2000, will receive an annual salary of $104,000.

     (3) For the period covered by this proxy statement no "other annual compensation" had been paid to these Executive Officers.

     (4) Effective January 1, 2000, John Christopher Noble's Employment Agreement was amended to reflect an increase in his salary to $150,000 per year, as recommended by the Company's compensation committee, comprised of two (2) of the Company's independent directors. Mr. Noble was a founding member of the Company in May 1995. He acted as Co-Chief Executive Officer, Secretary and served as a Director until May 3, 2000 when he resigned from all positions at the Company. Pursuant to an unexecuted, but tentatively agreed upon, Mutual Release and Termination Agreement between Mr. Noble and the Company, Mr. Noble will continue to receive his salary and certain benefits for a period of eighteen (18) months. In addition to the amounts shown in the table above, direct payments, exclusive of benefits, to Mr. Noble will total approximately $267,000.

     (5) Mr. Wasson's Employment Agreement has been amended to reflect an increase in salary to $150,000 per year, effective January 1, 2000, as recommended by the Company's compensation committee, comprised of two
          (2) of the Company's independent directors.

     (6) Pursuant to Mr. Kuhn's Employment Agreement he received a non-interest bearing loan of $80,000 upon completion of his first full year of employment with the Company, which year ended on July 12, 2000. Upon completion of a second full year of employment, the loan of $80,000 will be forgiven and all state and federal income taxes related to such forgiveness will be grossed-up and paid by the Company at that time. If Mr. Kuhn voluntarily leaves the Company or is terminated for cause or if he fails to remain with the Company for the full two (2) year period, he will be obligated to repay the non-interest bearing loan in thirty-two (32) equal monthly installments.

     (7) The Employment Agreement with Mr. Ehrler provides that he will receive a non-interest bearing loan of $80,000 after he completes the first full year of employment, which year will end on August 23, 2000. Upon completion of a second full year of employment, the loan of $80,000 will be forgiven and all state and federal income taxes related to such forgiveness will be grossed-up and paid by the Company at that time. If Mr. Ehrler voluntarily leaves the Company or is terminated for cause or if he fails to remain with the Company for the full two
          (2) year period, he will be obligated to repay the non-interest bearing loan in thirty-two (32) equal monthly installments.

     (8) Mr. Kuhn joined the Company on July 12, 1999, and Mr. Ehrler joined the Company on August 23, 1999. The salaries set forth above are the annual amounts called for by their respective compensation arrangements with the Company.

     (9) See the table following the caption "Option Grants as of March 31, 2000."

     (10) These bonuses were unanimously approved at a special meeting of shareholders of the Company on May 18, 1999, in which all shareholders were present in person or by proxy. On the date of grant, there was no established market value for these securities. The bonuses were given in recognition of the dedication of the recipients to their work on the Company's behalf.

Option Grants as of March 31, 2000.
-----------------------------------

          The following table sets forth certain information with respect to stock options granted to the named executive officers during the fiscal year ended March 31, 2000, including the potential realizable value over the five (5) year term of the options based on assumed rates of stock appreciation of 5% and 10% compounded annually with respect to those options. The "Value of Unexercisable In-the-Money-Options" is based upon a value of $10.25 per share which was the closing price of our shares on the OTC Bulletin board on March 31, 2000, minus the per share exercise price, multiplied by the number of shares underlying the option. None of the stock options granted to the below named executives were eligible to be exercised prior to July 12, 2000. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock. The options set forth below were granted pursuant to separate stock option agreements executed in conjunction with the employment agreements between the Company and the below named executives.



                                       Option Grants in the Last Fiscal Year
                                                  Individual Grants
                                       -------------------------------------
                  Number of Shares
                  Underlying Options
                  Granted Which Were                                                             Value of Unexercised
                  Unexercised On March                                 Exercise Price            in-the-Money Options at
Name (1)          31, 2000 (2)             Exercise Date (3)            ($/ Share)               March 31, 2000 (4)
------------      ---------------------    ----------------            --------------            ------------------------
                                                                                                 5%              10%
                                                                                                 ---             ---
Christopher
R. Kuhn (5)           100,000                07/12/2000                   $ 1.50                 $1,116,746    $1,409,196
                       50,000                07/12/2002                   $15.00
                       50,000                07/12/2000                   $30.00
                       50,000                07/12/2000                   $45.00
H. Whit
Ehrler (5)            100,000                08/23/2000                   $ 1.50                 $1,116,746    $1,409,196
                       50,000                08/23/2002                   $15.00
                       50,000                08/23/2000                   $30.00
                       50,000                08/23/2000                   $45.00

------------

     (1) In addition to the options granted to Mr. Kuhn and Mr. Ehrler, set forth in the table above, the Company has granted to Mr. Dayberry, the Company's Database Administrator, five separate options, each for 6,000 shares, to purchase a total of 30,000 shares of the Common Stock. Each option may be exercised (or will vest) in three (3) equal annual installments commencing with the initial exercise date. The exercise date of the first option covering the initial underlying 6,000 shares is September 22, 2000, with exercise dates of the remaining options being September 22 in each of the following years, 2001, 2002, 2003 and 2004. The option price or strike price for each 6,000 share option on each of the exercise dates is $5.00 in 2000, $20.00 in 2001, $35.00 in 2002, $50.00 in 2003, and $65.00 in 2004.
          All unexercised options will expire on September 22, 2004, except for the option that may be exercised on September 22, 2004. That option will not expire until December 22, 2004. The initial option, with a strike price of $5.00 per share, is considered an unexercisable in-the-money option as of the date of this filing. The value of this unexercisable in-the-money-option is based upon a value of $10.25 per share which was the closing price of the Company's shares on the OTC Bulletin Board on March 31, 2000, minus the per share exercise price, multiplied by the number of shares underlying the option. The potential realizable value of this unexercisable in the money option assuming an annual rate of appreciation of 5% and 10% is $40,203 and $50,731 respectively.

     (2) All options are considered unqualified options under the Internal Revenue Code, therefore, upon their exercise, the employee will realize taxable gain equal to the difference between the fair market value as of the exercise date and the exercise price.

     (3) Options are exercisable in three (3) equal installments (i.e., 33% of the shares may be purchased per installment). The first installment may be exercised on the exercise date set forth in the table above with the balance of the options exercisable in two (2) equal installments on the two succeeding anniversary dates following the exercise date. Certain of the installments are not exercisable until the end of Mr. Kuhn and Mr. Ehrler's five (5) year option agreements. Mr. Kuhn and Mr. Ehrler each have an additional ninety
          (90) days after the end of the five (5) year period to exercise the options with respect to those installments.

     (4) The closing price of the Company's shares on the OTC Bulletin Board on March 31, 2000, was $10.25. The first installments of the initial options granted to Mr. Ehrler and Mr. Dayberry are exercisable on August 23, 2000 and September 22, 2000 respectively. The first installment of the initial options granted to Mr. Kuhn was exercisable on July 12, 2000. As of the date hereof, Mr. Kuhn has exercised the first installment of his initial options and has received 33,333 shares of Common Stock.

     (5) As of the end of the Company's fiscal year 2000, the Company has issued stock options covering 530,000 shares of Common Stock of which Mr. Kuhn held 47% of those options, Mr. Ehrler held 47% of those options and Mr. Dayberry held 6% of those options.

          On May 3, 2000, the Board of Directors adopted, subject to shareholder approval, the TravelNow.com Inc. 2000 Omnibus Stock Incentive Plan (the "Plan"). For a description of the Plan see "Proposal No. 3" above.

          On May 3, 2000, pursuant to the Plan the stock option committee awarded stock options to all employees of the Company employed on that date (other than the Chief Executive Officer). Each person was given the right to purchase for $8.25 a share that number of shares as equals that employee's annual salary divided by the closing sale price of the Common Stock on May 3, 2000. In addition, the stock option committee determined that the Company will offer stock options to new employees four (4) times a year on the last day of each calendar quarter. Each employee will have a waiting period of ninety (90) days before they become eligible to receive an award. The stock options vest in three (3) annual installments beginning on the first anniversary date of the initial grant date or the quarterly grant date.

          In accordance with the terms of the Plan, management will ask for approval of a grant of shares for services rendered by Keating Communications Inc., the Company's public relations firm, which also provides certain assistance with regard to investor relations. If approved by the stock option committee, the Company will issue a maximum of 18,674 shares by Keating Communications Inc., or its affiliate Keating Ventures, for these services. Management will ask for the approval of the issuance of 2,000 shares to Mr. Scott Wayne for services rendered as a consultant to the Company and for the issuance of 250 shares to Mr. Allen Darnell for services rendered as an employee of the Company. Management will also ask for approval of the issuance, to Becker Communications, of 6,000 shares in exchange for its services in developing a logo and certain other intangible property for the Company.

          In addition, on May 3, 2000, the Company granted Antoine Toffa options to acquire 20,000 shares of Common Stock in exchange for his service as a Board member. The options are exercisable at any time at the price of $8.25 per share and will expire on the last Tuesday in September 2002.

Adjustments in the Event of Recapitalization, Merger of the Company.
-------------------------------------------------------------------

          Under the stock option agreements with the above-named executives, in the event of a corporate reorganization, such executives will have the right to exercise any unexpired option whether currently exercisable or not as to any installments.

Compensation of Directors.
--------------------------

          Directors who are also employees are not separately compensated.

          In exchange for agreeing to serve as a member of the Board of Directors, Antoine Toffa was granted options exercisable at any time after May 3, 2000, to acquire 20,000 shares of Common Stock at $8.25 per share. The Company's other non-employee directors are not currently compensated for serving in such capacity but may be compensated in the future.

Employment Agreements/Termination of Employment Agreements.
-----------------------------------------------------------

     Employment Agreement with Jeff Wasson, Chief Executive Officer.

          Mr. Wasson's Employment Agreement is for a term of five (5) years, from October 1, 1999 to September 30, 2004 and calls for participation in all employee benefit programs of the Company. Effective January 1, 2000, Mr. Wasson's Employment Agreement was amended to increase his base salary to $150,000 per year for the remainder of the term. In the event of a termination of Mr. Wasson by the Company without cause, the Company shall make a lump sum payment to Mr. Wasson equal to his base salary for the remainder of that year. Thereafter, on each remaining anniversary date of Mr. Wasson's termination during the balance of the term of the Employment Agreement, Mr. Wasson will be paid a lump sum equal to this base salary. In addition, Mr. Wasson agrees not to directly or indirectly solicit or have contact with (1) the Company's travel suppliers, (2) GDS systems or (3) the Company's employees or customers for two
(2) years after termination of employment. However, the Company cannot give any assurance that these provisions will be enforceable.

     Mutual Release and Termination Agreement with John Christopher Noble.

          Mr. Noble's Employment Agreement was for a term of five (5) years, from October 1, 1999 to September 30, 2004 and called for participation in all employee benefit programs of the Company. Effective January 1, 2000, Mr. Noble's Employment Agreement was amended to increase his base salary to $150,000 per year for the remainder of the term. Mr. Noble resigned on May 3, 2000, from his positions at the Company as Co-Chief Executive Officer, Secretary, Director and employee. Although a Mutual Release and Termination Agreement has not been executed as of the date of this Proxy Statement, the Company and Mr. Noble have tentatively agreed that effective as of May 3, 2000, Mr. Noble will continue to receive his salary and certain benefits for a period of eighteen (18) months. Pursuant to a provision in Mr. Noble's Employment Agreement, which survives termination, Mr. Noble agrees not to directly or indirectly solicit or have contact with (1) the Company's travel suppliers, (2) GDS systems or (3) the Company's employees or customers for two (2) years after termination of employment. However, the Company cannot give any assurance that these provisions will be enforceable.

     Employment Agreement with Christopher R. Kuhn, Vice President & Chief Information Officer.

          The term of Mr. Kuhn's agreement is for five (5) years, from July 12, 1999 to July 11, 2004 and calls for participation in all employee benefit programs of the Company. Mr. Kuhn's Employment Agreement calls for a base salary of $130,000 per year and receipt of a non-interest bearing loan of $80,000 after the completion of the first full year of continuous full-time employment. Upon completion of a second full year of continuous full-time employment, the loan of $80,000 will be forgiven and all state and federal income taxes related to such forgiveness will be grossed-up and paid by the Company at that time. If Mr. Kuhn voluntarily leaves, or is discharged for cause before the completion of the two
(2) year period, he is obligated to repay the non-interest bearing loan to the Company in equal monthly installments over a period of thirty-two (32) months.

          In the event of a termination of Mr. Kuhn by the Company without cause, the Company shall make a lump sum payment to Mr. Kuhn equal to his base salary for the remainder of that year. Thereafter, on each remaining anniversary date of Mr. Kuhn's termination during the balance of the term of the Employment Agreement, Mr. Kuhn will be paid a lump-sum equal to his base salary. In addition, Mr. Kuhn agrees not to directly or indirectly solicit or have contact with (1) the Company's travel suppliers, (2) GDS systems or (3) the Company's employees or customers for two (2) years after termination of employment. However, the Company cannot give any assurance that these provisions will be enforceable.

     Employment Agreement with H. Whit Ehrler, Vice President & Chief Financial Officer.

          The term of Mr. Ehrler's agreement is for five (5) years from August 23, 1999 to August 22, 2004 and calls for participation in all employee benefit programs of the Company. Mr. Ehrler's Employment Agreement calls for a base salary of $130,000 per year and receipt of a non-interest bearing loan of $80,000 after the completion of the first full year of continuous full-time employment. Upon completion of a second full year of continuous full-time employment, the loan of $80,000 will be forgiven and all state and federal income taxes related to such forgiveness will be grossed-up and paid by the Company at that time. If Mr. Ehrler voluntarily leaves or is discharged for cause before the completion of the two (2) year period, he is obligated to repay the non-interest bearing loan to the Company in equal monthly installments over a period of thirty-two (32) months.

          In the event of a termination of Mr. Ehrler by the Company without cause, the Company shall make a lump-sum payment to Mr. Ehrler equal to his base salary for the remainder of that year. Thereafter, on each remaining anniversary date of Mr. Ehrler's termination during the balance of the term of the Employment Agreement, Mr. Ehrler will be paid a lump sum equal to his base salary. In addition, Mr. Ehrler agrees not to directly or indirectly solicit or have contact with (1) the Company's travel suppliers, (2) GDS systems or (3) the Company's employees or customers for two (2) years after termination of employment. However, the Company cannot give any assurance that these provisions will be enforceable.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information regarding the beneficial ownership of the Common Stock as of August 15, 2000, giving effect to the exercise of options held by the named security owner, by the following individuals or groups: (i) each person or entity who is known by the Company to own beneficially more than 5% of our outstanding common stock, (ii) each of the executive officers and directors, (iii) each of our directors and executive officers as a group. The persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them. To the extent that subsequent to the date of this filing any shares are issued, there will be further dilution to our current shareholders.

Shares Beneficially Owned as of August 15, 2000 (1).
----------------------------------------------------

Title of Class       Name of Beneficial Owner           Number     Percent (2)
--------------       ------------------------           ------     ----------
Common Stock       John Christopher Noble (3)          1,832,767      16.8
Common Stock       Jeff Wasson (3)                     1,895,067      17.3
Common Stock       Jerry Rutherford (3)                1,356,569      12.4
Common Stock       Ross Summers (3)(4)                   455,219       4.2
Common Stock       H. Whit Ehrler (3) (4)                 33,333 (6)   0.3
Common Stock       Christopher R. Kuhn (3) (4)            33,333       0.3
Common Stock       Bill Perkin (3)                       106,601       1.0
Common Stock       Michael Bauer (2) (4)                   - 0 -       0.0
Common Stock       Marvin McDaniel (3) (4)               425,065       3.9
Common Stock       Antoine Toffa (3)                      20,000 (7)   0.2
Common Stock       All directors and executive
                     officers as a group               4,325,187 (5)  39.6

-------------
     (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to securities.

     (2) The total number of sharess of common Stock outstanding includes 500,000, which were converted from shares of Class A Convertible Preferred Stock to shares of Common Stock on the effective dae of the Company's SB-2 Registration Statement (August 9, 2000), as of the preceding day, an additional 27,000 shares of Common Stock may be issued to the holder of the Preferred Stock for payment of dividends accrued.

     (3) Mr. Noble's address is: 2431 E. Montclair Court, Springfield, Missouri 65806. Mr. Wasson, Mr. Summers, Mr. Ehrler, Mr. Kuhn, Mr. Bauer, Mr. McDaniel and Mr. Toffa have elected to use as their address the address of the Company, 318 Park Central East, Suite 306, Springfield, Missouri 65806. Mr. Rutherford's address is: 3222 S. Campbell Avenue, Suite MM, Springfield, Missouri 65807. Mr. Perkin's address is: 3343
          E. Montclair, Springfield, Missouri 65804.

     (4) On May 3, 2000, the Board of Directors approved the TravelNow.com Inc. 2000 Omnibus Stock Incentive Plan and, these individuals were granted the right to purchase shares equal to their respective annual salary, divided by the closing sale price of the Common Stock on May 3, 2000. The stock options vest in three (3) equal annual installments beginning on the first anniversary of the initial grant date, which was May 3, 2000.

     (5) This total excludes the 1,832,767 shares owned by John Christopher Noble, who resigned as Co-Chief Executive Officer, Secretary and Director of the Company, effective May 3, 2000.

     (6) This number represents the number of shares of Common Stock which Mr. Ehrler has the right to acquire from stock options, beginning August 23, 2000.

     (7) This number represents the number of shares of Common Stock which Mr. Toffa has the right to acquire from stock options, beginning May 3, 2000.

          Certain individual holders of the Company's capital stock have entered into a Standstill Agreement with the Company, effective July 17, 2000. The Standstill Agreement provides that such individual holders shall not transfer or sell their shares of Common Stock, except in privately negotiated transactions, for a period of one (1) year, beginning on the effective date of the Standstill Agreement. The individual holders, however, may pledge or encumber up to thirty percent (30%) of their shares of Common Stock during such one (1) year period. This Standstill Agreement affects approximately 7,300,000 shares of the Common Stock.

                              SHAREHOLDER PROPOSALS

          REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE CONSIDERED FOR INCLUSION IN THE COMPANY'S PROXY MATERIALS. Shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Company not later than April 20, 2001 in order to be considered for inclusion in the Company's proxy materials for that meeting.

          REQUIREMENTS FOR SHAREHOLDER PROPOSALS TO BE BROUGHT BEFORE AN ANNUAL MEETING. For shareholder proposals to be included in an annual meeting, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. Pursuant to the Bylaws of the Company, to be timely for the 2001 Annual Meeting, a shareholder's notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company between May 30, 2001 and June 29, 2001. Such shareholder's notice shall set forth, or be accompanied by, (a) in the event the shareholder proposes to nominate one or more persons for election or reelection as a director (1) the name and residence address of the shareholder and of the person or persons to be nominated; (2) a representation that the shareholder is a holder of record of voting stock of the corporation and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (or pursuant to any successor act or regulation) had proxies been solicited with respect to such nominee by the management or board of directors of the corporation; (4) a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and (5) the written consent of each nominee to serve as a director of the corporation if so elected; and (b) in the event the shareholder proposes to bring any other business before the meeting; (1) the name and residence address of the shareholder proposing to bring business before the meeting and the beneficial owner, if any, on whose behalf the proposal is made;
(2) the class and number of shares of the corporation which are owned beneficially and of record by such shareholder and such beneficial owner; (3) a representation that the shareholder is a holder of record of the voting stock of the corporation and intends to appear in person or by proxy at the meeting to bring the business before the meeting; and (4) a brief description of the business of such shareholder and beneficial owner, if any, on whose behalf the proposal is made.

                       1999 ANNUAL REPORT TO SHAREHOLDERS

          Included with this Proxy Statement is the Company's annual report on Form 10-KSB (the "Annual Report") for the fiscal year ended March 31, 2000. The Company will provide, without charge, to each person solicited upon written request, an additional copy of the Annual Report and a copy of the exhibits to the Annual Report as required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. For additional copies, please write to Mr. H. Whit Ehrler, Chief Financial Officer of the Company, at 318 Park Central East, Suite 306, Springfield, Missouri 65806.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Common Stock. Reporting Persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received or written representations from certain Reporting Persons, the Company believes that during the fiscal year ended March 31, 2000, all Reporting Persons complied with all applicable filing requirements.

                                  OTHER MATTERS

          The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the person voting the proxies.

          It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                      By Order of the Board of Directors

                                      By: /s/ Jeffrey A. Wasson
                                              ----------------------------------
                                              Jeffrey A. Wasson
                                              Chief Executive Officer & Director

                                 REVOCABLE PROXY

                               TRAVELNOW.COM INC.
          318 Park Central East, Suite 306, Springfield, Missouri 65806

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

          The undersigned hereby appoints Jeffrey A. Wasson with full power of substitution, as proxy of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of TravelNow.Com Inc. (the "Company") to be held on September 26, 2000, at the University Plaza Holiday Inn, 333 S. John Q. Hammons Parkway, Springfield, Missouri 65806, at 11:00 a.m. local time, and any and all adjournments or postponements thereof, with respect to the following matters described in the accompanying Proxy Statement and, in their discretion, on other matters which come before the meeting:

     1.   To elect five (5) directors:

             [  ]  FOR the nominees listed below    [  ]  WITHHOLD AUTHORITY
                  (Except as indicated to th
                   e contrary below)

           Nominees: Jeffrey A. Wasson, H. Whit Ehrler, Bill Perkin,
                       Jerry Rutherford and Antione Toffa

Instructions: To withhold authority to vote for any individual nominee or nominees, write their names here:

 -------------------------------------------------------------------------------

     2.   To ratify and approve the 2000 Omnibus Stock Incentive Plan:

              [  ]   FOR               [  ]  AGAINST              [  ]  ABSTAIN

     3. To ratify and approve the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending March 31, 200l.

              [  ]   FOR               [  ]  AGAINST              [  ]  ABSTAIN

     4.   To approve the reincorporation of the Company in Delaware.

              [  ]  FOR                [  ]  AGAINST              [  ]  ABSTAIN

     5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     This proxy will be voted at the Annual Meeting of Shareholders or any adjournment or postponement thereof as specified. If no specifications are made, this Proxy will be voted FOR Proposals No. 1 through 4. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

                                                 Date ____________________, 2000


                                                  ------------------------------
                                                             (Signature)

                                                  ------------------------------

                                                  ------------------------------
                                                    (Please print your name)

     Please sign name as fully and exactly as it appears hereon. When signing in a fiduciary or representative capacity, please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by an authorized person.

     PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY AT THE ADDRESS STATED ON THE RETURN ENVELOPE.

                                                                       Exhibit A


                               TRAVELNOW.COM, INC.
                               -------------------

                             Audit Committee Charter

                                Dated May 3, 2000

     Appointment of and Charge to Committee. The Board of Directors of TravelNow.com, Inc. (the "Company") has appointed an Audit Committee (the "Committee") consisting of at least three of its members, all of whom are independent, to oversee the Company's financial reporting and audit functions. The Committee is charged with (i) the responsibility for overseeing the relationship between the Company's financial management ("Management") and its outside independent auditors (the "Auditors") and ensuring that it functions in a manner that ensures the integrity of those financial statements and reliable financial reporting; (ii) ensuring the independence of the Auditors; and (iii) compliance with legal and regulatory requirements.

     Functions of the Committee. To that end, the Committee is charged with the following functions:

     1. Review drafts of the Company's audited annual financial statements (the "Audited Statements") and interim unaudited quarterly financial statements (the "Unaudited Statements") and make appropriate inquiries of Management and the Auditors as to application of proper accounting standards and other accounting practices;

     2. Meet with Management and the Auditors to review the Audited Statements and the Unaudited Statements before they are finalized and to resolve any questions that the Committee may have about those financial statements;

     3. Meet independently, at least annually, with Management to review the relationship with and performance of the Auditors, the accounting and auditing principals and practices, internal controls, the financial risk exposures and the steps taken by management to monitor and control such exposures and any proposed changes in accounting principles and practices;

     4. Meet independently, at least annually, with the Auditors to review the relationship with and performance of Management and the issues reflected in paragraph 3 above;

     5. Review the Management Letter issued by the Auditors in connection with the annual Audit and review the sufficiency of Management's response to the comments in the Management Letter;

     6. Review and ratify the engagement of the Auditors, including the scope of their engagement and their fees, and any proposals for changes in the Auditors. The Auditors ultimately are accountable to the Board of Directors and the Committee as representatives of the shareholders and, as the representatives of the shareholders, the Board of Directors and the Committee have ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Auditors or to nominate the Auditors to be proposed for shareholder approval in any proxy statement;

     7. Consult with Management on the advisability of appointing an internal auditor. If the Company has appointed an internal auditor (the "Internal Auditor"), meet at least annually with the Internal Auditor to review the scope of his assignments and the report of the Internal Auditor on the results of his or her activity;

     8. Perform any functions required of an Audit Committee by the Securities and Exchange Commission (the "SEC") or any other regulatory bodies with authority over the Company (the "Regulatory Bodies") including, but not limited to, providing required reports and a copy of this Charter in the Company's proxy statement and filing this charter with the SEC, as may be required;

     9. Ensuring that (i) it receives from the Auditors a formal written statement delineating all relationships between the Auditor and the Company, consistent with Independence Standards Board Standard 1, and
          (ii) the Committee is responsible for actively engaging in a dialogue with the Auditors with respect to any disclosed relationship or services that may impact the objectivity and independence of the Auditor and for taking, or recommending that the full Board of Directors take appropriate action to oversee the independence of the Auditors; and

     10. Perform any other functions that the Committee determines to be advisable in the performance of the foregoing.

     Membership of the Committee. The members of the Committee shall meet the qualification requirements of the SEC or the Regulatory Bodies and, as required by those rules, shall be comprised solely of, or a majority of, independent directors each of whom is able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement, or will be able to do so within a reasonable period of time after his or her appointment to the Committee.

     Procedures to be Followed by the Committee. The Board shall appoint a Chairperson who shall ensure that the Committee fulfills the foregoing functions and who shall report, at least annually, to the Board on its activities, conclusions and recommendations. The Chairperson shall report directly to the Chairman of the Board of the Company.

     The Committee shall meet telephonically or in person, at least quarterly, to review the Unaudited Statements and in person, at least annually, to review the Audited Statements and at such other times as necessary to perform the other functions described above. The Chairman or any Member of the Committee can call a meeting of the Committee by written or oral notice to the other Members at least forty-eight (48) hours prior to such meeting, unless the Members who do not participate in such meeting waive such notice.

     This Charter has been approved by the full Board of Directors of the Company. This Charter shall be reviewed and reassessed at least annually by the Committee and by the full Board of Directors.

                                                                       Exhibit B

                               TRAVELNOW.COM INC.


                        2000 OMNIBUS STOCK INCENTIVE PLAN

                              TABLE OF CONTENTS
                              -----------------

                                                                            Page
                                                                            ----

ARTICLE I PURPOSE.............................................................1
         Section 1.1   Purpose................................................1
         Section 1.2   Establishment..........................................1

ARTICLE II DEFINITIONS........................................................1

ARTICLE III ADMINISTRATION....................................................4
         Section 3.1   Administration by Committee............................4
         Section 3.2   Committee to Make Rules and Interpret Plan.............5
         Section 3.3   Committee Members Ineligible...........................5

ARTICLE IV
         GRANT OF AWARDS; SHARES
         SUBJECT TO THE PLAN..................................................5
         Section 4.1   Committee to Grant Awards..............................5
         Section 4.2   Six-Month Holding Period...............................6

ARTICLE V ELIGIBILITY.........................................................6
         Section 5.1   Eligible Persons.......................................6

ARTICLE VI STOCK OPTIONS......................................................7
         Section 6.1   Grant of Options.......................................7
         Section 6.2   Conditions of Options..................................7
         Section 6.3   Options to Non-Employee Directors......................8

ARTICLE VII STOCK APPRECIATION RIGHTS.........................................9
         Section 7.1   Grant of SARs..........................................9
         Section 7.2   Terms and Conditions of Tandem SARs...................10
         Section 7.3   Terms and Conditions of Freestanding SARs.............10
         Section 7.4   Deemed Exercise.......................................10
         Section 7.5   Additional Terms and Conditions.......................10
         Section 7.6   Exercise of SARs......................................10

ARTICLE VIII PERFORMANCE SHARE AWARD.........................................11
         Section 8.1   Grant of Performance Share Awards.....................11
         Section 8.2   Conditions of Performance Share Awards................11

ARTICLE IX RESTRICTED STOCK AWARDS...........................................12
         Section 9.1   Grant of Restricted Stock Awards......................12
         Section 9.2   Conditions of Restricted Stock Awards.................12

ARTICLE X CASH BONUS.........................................................13
         Section 10.1  Grant of Cash Bonus...................................13
         Section 10.2  Conditions of Cash Bonus..............................13

ARTICLE XI OTHER INCENTIVE AWARDS............................................14
         Section 11.1  Grant of Other Incentive Awards.......................14
         Section 11.2  Conditions of Other Incentive Awards..................14

ARTICLE XII NON-EMPLOYEE DIRECTOR AWARDS.....................................14

ARTICLE XIII STOCK ADJUSTMENTS...............................................14
         Section 13.1  Adjustment of Shares Available; Recapitalization......14

ARTICLE XIV GENERAL..........................................................15
         Section 14.1  Amendment or Termination of Plan......................15
         Section 14.2  Dividends and Dividend Equivalents....................15
         Section 14.3  Termination of Employment.............................16
         Section 14.4  Nonassignability......................................16
         Section 14.5  Withholding Taxes.....................................16
         Section 14.6  Change of Control.....................................17
         Section 14.7  Forfeiture............................................17
         Section 14.8  Amendments to Awards..................................17
         Section 14.9  Regulatory Approval and Listings......................17
         Section 14.10 Right to Continued Employment.........................17
         Section 14.11 Beneficiaries.........................................18
         Section 14.12 Indemnification.......................................18
         Section 14.13 Reliance on Reports...................................18
         Section 14.14 Relationship to Other Benefits........................18
         Section 14.15 Expenses..............................................19
         Section 14.16 Construction..........................................19
         Section 14.17 Governing Law.........................................19
         Section 14.18 Rule 16b-3 Compliance.................................19
         Section 14.19 Nonexlusivity of the Plan.............................19

                                    ARTICLE I
                                     PURPOSE
                                     -------

     Section 1.1 Purpose. TravelNow.com Inc. 2000 Omnibus Stock Incentive Plan (the "Plan") is intended as an incentive and to encourage stock ownership by certain employees and other persons associated with TravelNow.com Inc., a Florida corporation (the "Corporation"), so that they may acquire or increase their proprietary interest in the success of the Corporation, and to encourage them to remain in the employ of, or continue their relationship with, the Corporation. In addition, the Plan is intended to enable the Corporation to retain and attract personnel of the highest caliber who by their position, ability and diligence are able to make important contributions to the Corporation's success.

     A further purpose of the Plan is to provide such persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation. So that the appropriate incentive can be provided, the Plan provides for granting "Options", "Stock Appreciation Rights", "Restricted Stock Awards", "Cash Bonus Awards", "Performance Share Awards", and/or "Other Incentive Awards" (all preceding terms defined below) to employees of and certain other persons associated with the Corporation and its Subsidiaries on the terms and subject to the conditions set forth in the Plan.

     Section 1.2 Establishment. The Plan is effective as of May 3, 2000 (the "Effective Date"), and subject to the provisions of Section 13.1, "Awards" (term defined below) may be made as provided herein for a period of 10 years after such date.

     The Plan shall be approved by the holders of a majority of the outstanding shares of "Common Stock" (term defined below), which approval must occur within the period ending twelve months after the date the Plan is adopted by the "Board" (term defined below). Pending such approval by the shareholders, Awards under the Plan may be granted to persons who are, or within the preceding six months have been, "Insider Participants" (term defined below), but no such Awards may be exercised or transferred prior to receipt of shareholder approval. In the event shareholder approval is not obtained within such 12-month period, all such Awards shall be void.

     The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.


                                   ARTICLE II
                                   DEFINITIONS
                                   -----------

     Section 2.1 "Cash Bonus" means an Award granted under Article X of the
Plan.

     Section 2.2 "Award" means, individually, collectively or in tandem, any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Cash Bonus, or Other Incentive Award granted under the Plan to an Eligible Person by the Committee pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Award Notice or otherwise.

     Section 2.3 "Award Notice" means any written instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

     Section 2.4 "Board" means the Board of Directors of the Corporation.

     Section 2.5 "Change of Control Event" means each of the following:

          (a) A change in shareholder ownership of the Corporation, whereby a person or company, or a group of affiliated persons or companies, acquires from a person or company, other than the Corporation, a sufficiently large block of Common Stock, which, when voted together with the shares of Common Stock of all other shareholders of the Corporation whose proxies or written consents are solicited by such person, company or group without the benefit of a management-supported proxy statement at any meeting of the shareholders of the Corporation, would enable such person or company or group of affiliated persons or companies to elect a majority of the members of the Board; provided, however, that such a change in shareholder ownership of the Corporation shall not be deemed to be a Change of Control Event if, prior to such change in shareholder ownership, such person or company or group of affiliated persons or companies owned a sufficiently large block of Common Stock that when voted together with the shares of Common Stock of all other shareholders of the Corporation whose proxies or written consents are solicited by such person, company or group without the benefit of a management-supported proxy statement at any meeting of the shareholders of the Corporation, would enable such person or company or group of affiliated persons or companies to elect a majority of the members of the Board;

          (b) A merger or consolidation of the Corporation with and into another company, other than with or into a wholly-owned Subsidiary of the Corporation, where the Corporation is not the surviving company; or the Corporation is the surviving company and the members of the Board immediately prior to the merger or consolidation do not constitute a majority of the Board of the surviving company after the merger or consolidation;

          (c) The sale of all or substantially all of the assets of the Corporation; or

          (d) Any other kind of a corporate reorganization or takeover where the Corporation is not the surviving company; or the Corporation is the surviving company and the members of the Board immediately prior to the reorganization do not constitute a majority of the Board of Directors of the surviving company.

          Notwithstanding the above, any increase in shares of Common Stock of the Corporation owned by the Corporation, or any wholly-owned subsidiary thereof, shall not constitute a Change of Control Event. With respect to the events described in subparagraphs (b), (c) and (d) above, the Change of Control Event shall be deemed to occur on the later of the transaction described in such subparagraph or a shareholder vote approving such a transaction.

     Section 2.6 "Code" means the Internal Revenue Code of 1986. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

     Section 2.7 "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under Article III hereof. The Committee shall consist of not less than two members, each of whom is, a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act (defined below) and an "outside director" within the meaning of Code Section 162(m) and the regulations promulgated thereunder.

     Section 2.8 "Common Stock" means the common stock, par value $.01 per share, of the Corporation, and after substitution such other stock as shall be substituted therefor as provided in Article XII.

     Section 2.9 "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

     Section 2.10 "Director Options" means non-qualified Options awarded under
Section 6.3.

     Section 2.11 "Eligible Person" means any employee of the Corporation, any employee of any Subsidiary or affiliate of the Corporation, any consultant or independent contractor to the Corporation or any Subsidiary or affiliate of the Corporation, or any individual who satisfies the requirements of Section 6.3 or
Article XII.

     Section 2.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     Section 2.13 "Fair Market Value" means (a) during any such time as the Common Stock is not listed upon an established stock exchange or the Nasdaq National or SmallCap Markets, the fair market value dollar amount per share determined by the Board, in good faith; or (b) during such time as the Common Stock is listed upon an established stock exchange or exchanges or the Nasdaq National or SmallCap Markets, the reported closing price, or in the case of a listing on the Nasdaq SmallCap Market the reported last price, of the Common Stock on such stock exchange or exchanges or markets on the day for which such value is to be determined, or if no sale of the Common Stock shall have been made on any stock exchange or the Nasdaq National or SmallCap Markets that day, on the next succeeding day on which there was a sale of such Common Stock.

     Section 2.14 "Incentive Stock Option" means an Option within the meaning of
Section 422 of the Code.

     Section 2.15 "Non-Employee Director" shall have the meaning designated under Rule 16b-3(b)(3)(i) of the Exchange Act.

     Section 2.16 "Insider Participant" means a Participant who is, or within the preceding six months was, subject to the provisions of Section 16 of the Exchange Act.

     Section 2.17 "Other Incentive Award" means an Award granted under Article XI of the Plan.

     Section 2.18 "Option" means an Award granted under Article VI of the Plan and includes both non-qualified options and Incentive Stock Options.

     Section 2.19 "Participant" means an Eligible Person of the Corporation or a Subsidiary to whom an Award has been granted by the Committee under the Plan.

     Section 2.20 "Performance Share Award" means an Award granted under Article VIII of the Plan.

     Section 2.21 "Plan" means TravelNow.com Inc. 2000 Omnibus Stock Incentive Plan.

     Section 2.22 "Restricted Stock Award" means an Award granted under Article IX of the Plan.

     Section 2.23 "Stock Appreciation Right" or "SAR" means an Award granted under Article VII of the Plan.

     Section 2.24 "Subsidiary" means any corporation of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.


                                   ARTICLE III
                                 ADMINISTRATION
                                 --------------

     Section 3.1 Administration by Committee. The Committee shall administer the Plan. Unless otherwise provided in the by-laws of the Corporation or the resolutions adopted from time to time by the Board establishing the Committee, the Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee.

     Subject to the provisions of the Plan, the Committee shall have exclusive power to:

          (a) Select the Eligible Persons to participate in the Plan.

          (b) Determine the time or times when Awards will be made.

          (c) Determine the form of an Award, whether a Stock Option, an SAR, a Restricted Stock Award, a Performance Share Award, a Cash Bonus, or Other Incentive Award established by the Committee in accordance with Article XI below, the number of shares of Common Stock subject to the Award or with reference to which the Award is determined, all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the exercise price, if applicable, the time and conditions of exercise or vesting, and the terms of any Award Notice, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Committee.

          (d) Determine whether Awards will be granted singly, in combination or in tandem.

          (e) Grant waivers of Plan terms, conditions, restrictions, and limitations.

          (f) Accelerate the vesting, exercise, or payment of an Award or the performance period of an Award when such action or actions would be in the best interest of the Corporation.

          (g) Correct any defect or supply appropriate text for any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Notice, or other instrument hereunder.

          (h) Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

     Section 3.2 Committee to Make Rules and Interpret Plan. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

     Section 3.3 Committee Members Ineligible. No Committee member shall be eligible to participate in the Plan except to the extent set forth in Section
6.3 and Article XII.

                                   ARTICLE IV
                             GRANT OF AWARDS; SHARES
                               SUBJECT TO THE PLAN
                               -------------------

     Section 4.1 Committee to Grant Awards. The Committee may, from time to time, grant Awards to one or more Eligible Persons, provided, however, that:

          (a) Subject to Article XIII, the aggregate number of shares of Common Stock made subject to Awards may not exceed 1,552,395; and with respect to Options and/or SARs granted to any one Participant during any calendar year, the maximum number of shares of Common Stock that may be subject to such Option and/or SAR is 500,000.

          (b) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock, are settled in cash in lieu of Common Stock, or are exchanged in the Committee's discretion for Awards not involving Common Stock, shall be available again for grant under the Plan, so long as the holder of any such Award received no benefits of Common Stock ownership (including but not limited to dividends) from the shares of Common Stock related to such Award. Any shares of Common Stock with respect to which an SAR has been exercised and paid in cash shall again be available for grant under the Plan.

          (c) Any shares of Common Stock issued by the Corporation through the assumption or substitution of outstanding grants from an acquired company shall reduce the shares available for grants under the Plan.

          (d) Common Stock delivered by the Corporation in payment of any Award under the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Corporation or may be purchased on the open market or by private purchase.

          (e) The Committee shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

     Section 4.2 Six-Month Holding Period. With respect to Awards granted hereunder to any Insider Participant on or following the date six months prior to the date on which the Corporation shall be lawfully required to register the Common Stock pursuant to Section 12 or 15(d) of the Exchange Act, each such Award which is an "equity security" (as that term is defined in the Exchange
Act) must be held and not transferred by such Insider Participant for a period of six months from the Date of Grant. Nothing in this Section 4.2 shall be deemed to prohibit the exercise of Options within the six month period following the Date of Grant, but the shares of Common Stock received by an Insider Participant pursuant to the exercise of an Option must be held and not transferred for a period of six months from the Date of Grant of the Option so exercised.

                                    ARTICLE V
                                   ELIGIBILITY
                                   -----------

     Section 5.1 Eligible Persons. Eligible Persons shall be eligible to receive Awards under the Plan, as the Committee shall select from time to time. Directors who are not employees of the Corporation or its Subsidiaries ("Non-Employee Directors") may also participate in the Plan, but only to the extent set forth in Section 6.3 hereof.

     Subject to the provisions of the Plan, the Committee shall, from time to time, select from the Eligible Persons those to whom Awards shall be granted and shall determine the type or types of Awards to be made and shall establish in the related Award Notices the terms, conditions, restrictions and/or limitations, if any, applicable to the Awards in addition to those set forth in the Plan and the administrative rules and regulations issued by the Committee.


                                   ARTICLE VI
                                  STOCK OPTIONS
                                  -------------

     Section 6.1 Grant of Options. The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Options to Eligible Persons (including "reload" options automatically granted upon the occurrence of specified exercises of options). These Options may be Incentive Stock Options or non-qualified Options, or a combination of both; provided, however, that Incentive Stock Options may only be granted to employees of the Corporation or its Subsidiaries. Each grant of an Option shall be evidenced by an Award Notice executed by the Corporation and the Participant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the requirements of
Section 6.2.

     Section 6.2 Conditions of Options. Each Option so granted shall be subject to the following conditions:

          (a) Exercise Price. As limited by Section 6.2(e) below, each Option shall state the exercise price, which shall be set by the Committee in its discretion at the Date of Grant, which price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

          (b) Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Corporation; (ii) in shares of Common Stock that have either (I) been owned by the Participant for more than six months and have been paid for within the meaning of SEC Rule 144 or (II) were obtained by the Participant in the public market; (iii) a combination of the foregoing; or (iv) such other consideration as the Committee may deem appropriate. In addition, the Committee may allow a Participant to utilize a broker-dealer arrangement if
     (A) the broker-dealer is a member of the National Association of Securities Dealers, (B) the broker-dealer has received from the Participant or the Corporation a fully- and duly-endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Corporation to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (C) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and (D) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR, Part 220 and any successor rules and regulations applicable to such exercise ("Cashless Exercise"); provided, however, that an Insider Participant may not elect to utilize this arrangement within six months of the date the Option is granted (unless death or disability occurs prior to the expiration of such six month period). The Committee shall establish appropriate methods for accepting Common Stock, whether restricted or unrestricted, and may impose such conditions as it deems appropriate on the use of such Common Stock in payment of the exercise price. Common Stock used to exercise an Option shall be valued at its then Fair Market Value.

          (c) Exercise of Options. Options granted under the Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Committee in the Award Notice. Exercise of an Option shall be by written notice stating the election to exercise in the form and manner determined by the Committee. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

          (d) Other Terms and Conditions. Among other conditions that may be imposed by the Committee, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option;
     (ii) the minimum periods during which Participants must be employed by the Corporation or its Subsidiaries, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture;
     (v) restrictions on transferability; and (vi) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time.

          (e) Special Restrictions Relating to Incentive Stock Options. Options issued in the form of Incentive Stock Options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with the requirements of
     Section 422 of the Code (or any successor section thereto), including, without limitation, the requirement that the exercise price of an Incentive Stock Option not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant, the requirement that each Incentive Stock Option, unless sooner exercised, terminated or canceled, expire no later than 10 years from its Date of Grant, and the requirement that the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Corporation or any Subsidiary) not exceed $100,000.

          (f) Application of Funds. The proceeds received by the Corporation from the sale of Stock pursuant to Options will be used for general corporate purposes.

     Section 6.3 Options to Non-Employee Directors. Notwithstanding any other provision herein, no Options shall be granted hereunder to Non-Employee Directors other than the Director Options granted pursuant to this Section 6.3. Director Options may be awarded at the discretion and with the approval of the Board with the recipient of such Option abstaining from the vote. Such Director Options shall be granted at such time, in such number and with such restrictions as determined by the Board. Each Director Option shall be evidenced by an Award Notice executed by the Corporation and the Non-Employee Director, and shall include the following terms and provisions:

          (a) The Option exercise price per share shall be equal to the Fair Market Value of one share of Common Stock on the date the Director Option is granted. The period within which each Option may be exercised shall expire ten years from the date the option is granted (the "Option Period"), unless ended sooner due to termination of service or death of the optionee, or if fully exercised prior to the end of such ten year period.

          (b) If the directorship of an optionee is terminated within the Option Period for any reason other than (i) death of the optionee or (ii) on account of any act of fraud, intentional misrepresentation, embezzlement, misappropriation, or conversion of assets or opportunities of the Corporation or any of its Subsidiaries, the Director Option may be exercised by the optionee, to the extent the optionee was able to do so at the date of termination of the directorship, within three months after such termination (if otherwise within the Option Period).

          (c) If an optionee dies during the Option Period while a Non-Employee Director of the Corporation, or if an optionee dies within three months of serving as a Non-Employee Director, the Director Option may be exercised, to the extent the optionee was entitled to exercise such Option at the date of his or her death, within one year after such death (if otherwise within the Option Period), by the executor or the administrator of the estate of the optionee, or by the person or persons who shall have lawfully acquired the Director Option directly from the optionee.

          (d) If the directorship of the optionee is terminated within the Option Period for any of the reasons enumerated in Section 6.3(b)(ii), the Director Option shall automatically terminate as of the date of termination of such directorship.

          (e) The exercise price of a Director Option may be paid: (A) in cash or by check, bank draft or money order payable to the order of the Corporation concurrently with the exercise of the option; (B) in shares of Common Stock that have either (I) been owned by the Non-Employee Director for more than six months and have been paid for within the meaning of SEC Rule 144 or (II) were obtained by the Non-Employee Director in the public market; (C) a combination of the foregoing; or (D) such other consideration as the Board may deem appropriate. In addition to the foregoing, subject to the discretion of the Board, any Option granted under the Plan may be exercised by Cashless Exercise. The Board shall establish appropriate methods for accepting Common Stock, and may impose such conditions as it deems appropriate on the use of such Common Stock in payment of the exercise price. Common Stock used to exercise an Option shall be valued at its then Fair Market Value.

                                   ARTICLE VII
                            STOCK APPRECIATION RIGHTS
                            -------------------------

     Section 7.1 Grant of SARs. Awards may be granted in the form of Stock Appreciation Rights (SARs). A SAR may be granted in tandem with all or a portion of a related Option under the Plan ("Tandem SARs"), or may be granted separately ("Freestanding SARs"). A Tandem SAR may be granted either at the time of the grant of the related Option or at any time thereafter during the term of the

Option. The grant of a SAR shall be evidenced by an Award Notice executed by the Corporation and the Participant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the requirements of this Article VII. In no event shall any SARs granted extend for a period in excess of 10 years from the Date of Grant.

     Section 7.2 Terms and Conditions of Tandem SARs. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related Option is exercisable, and the "exercise price" of such an SAR shall be the exercise price under the related Option. However, at no time shall a Tandem SAR be issued if the exercise price of its related Option is less than one hundred percent (100%) of the Fair Market Value of the Stock on the Date of Grant of the Tandem SAR. If a related Option is exercised as to some or all of the shares covered by the Award, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares covered by the Option exercise. Upon exercise of a Tandem SAR as to some or all of the shares covered by the Award, the related Option shall be canceled automatically to the extent of the number of shares covered by such exercise, and such shares shall again be eligible for a grant in accordance with Article IV hereof, except to the extent any shares of Stock are issued to settle the SAR.

     Section 7.3 Terms and Conditions of Freestanding SARs. Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. As limited by Section 6.2(e), the exercise price of a Freestanding SAR shall be set by the Committee at the Date of Grant.

     Section 7.4 Deemed Exercise. The Committee may provide that a SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at the time the SAR by its terms remains exercisable and, if exercised, would result in a payment to the holder of such SAR.

     Section 7.5 Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any SAR Award, provided they are not inconsistent with the Plan. Among other conditions that may be imposed by the Committee are those requirements imposed by Rule 16b-3 of the Exchange Act, including, without limitation, the requirement that SARs (whether Freestanding or Tandem) granted to a person who is, or within the preceding six months was, an Insider Participant shall not be exercisable until the six month anniversary of the Grant Date.

     Section 7.6 Exercise of SARs. A holder shall exercise his or her SARs by giving written notice of such exercise in the form and manner determined by the Committee, and the date upon which such written notice is received by the Corporation shall be the exercise date for the SARs. A SAR shall entitle the holder to receive a payment equal to the excess of the Fair Market Value of the number of shares of Common Stock covered by the SAR on the date of exercise over the exercise price of the SAR, multiplied by the number of shares with respect to which the SARs relate; provided, however, that the Committee may unilaterally limit the appreciation in value of the Common Stock attributable to the SAR at any time prior to its exercise.

     Payment of a SAR may be in cash, in shares of Common Stock or Restricted Stock, or any combination, as the Committee shall determine. To the extent paid in shares of Common Stock or Restricted Stock, the value of the Stock or Restricted Stock so paid shall be the Fair Market Value of a share of Common Stock upon exercise of the SAR.

                                  ARTICLE VIII
                             PERFORMANCE SHARE AWARD
                             -----------------------

     Section 8.1 Grant of Performance Share Awards. Grants of Performance Share Awards may be made by the Committee to any Eligible Person during the term of the Plan. Each Performance Share Award shall represent one share of Common Stock. Each Performance Share shall be evidenced by an Award Notice. There may be more than one award in existence at any one time for any Participant and performance periods for separate Performance Share Awards need not be identical.

     The Performance Shares will be paid out in full or in part on the basis of the performance of the Corporation following the beginning of the Corporation's fiscal year in which the Performance Share Award is made as hereinafter set forth. In determining the size of Performance Share Awards, the Committee shall take into account a Participant's responsibility level, performance, potential, and cash compensation level, as well as such other considerations as it deems appropriate. Performance Share Awards shall be deemed to have been made on January 1 of the year in which awards are made. If any Performance Share Award granted under the Plan shall be forfeited, canceled, or not paid out in full, such Performance Share Award may again be granted under the Plan in accordance with Article IV.

     Section 8.2 Conditions of Performance Share Awards. A Performance Share Award shall be subject to the following terms and conditions:

          (a) Performance Share Account. Performance Share Awards shall be credited to a Performance Share account to be maintained for each holder. Each Performance Share Award shall be deemed to be the equivalent of one share of Common Stock of the Corporation. A Performance Share Award under the Plan shall not entitle the holder to any interest in or to any dividend, voting, or other rights of a shareholder. The value of the Performance Shares in a holder's Performance Share account at the time of Award or the time of payment shall be the Fair Market Value at any such time of an equivalent number of shares of the Common Stock.

          (b) Performance Period and Criteria. Performance Shares shall be contingent upon the attainment during a performance period of certain performance objectives. The length of the performance period for each Performance Share Award, the performance objectives to be achieved during the Performance Share Award period, and the measure of whether and to what degree such objectives have been attained shall be conclusively determined by the Committee in the exercise of its discretion. The Committee may revise performance objectives at such times as it deems appropriate during the Performance Share Award period in order to take into account or into consideration any unforeseen events or changes in circumstances; provided, however, that any such revision which is adverse to the holder of a Performance Share Award shall require the holder's consent.

          (c) Payment of Award. Following the end of the Performance Share Award period, the holder of a Performance Share Award shall be entitled to receive payment of an amount based on the achievement of the performance measures for such Performance Share Award period. In the event that (i) the Corporation is lawfully required to register the Common Stock pursuant to
     Section 12 or 15(d) of the Exchange Act; and (ii) a recipient of a Performance Share Award is, or within the preceding six months has been, an Insider Participant, no Performance Share Award held by such Insider Participant shall be payable within the first six months from the Date of Grant of such Performance Share Award. The payment to which a holder of a Performance Share Award shall be entitled at the end of a Performance Share Award period shall be a dollar amount equal to the Fair Market Value of the number of shares of Common Stock equal to the number of Performance Shares earned and payable to such holder; provided, however, that the Committee may unilaterally limit the appreciation in value of the Common Stock attributable to the Performance Share Award at any time prior to the end of the Performance Share Award period.

          The Committee may authorize payment of a Performance Share Award in any combination of cash and shares of Common Stock or all in cash or all in Common Stock, as it deems appropriate. Such shares may include any restrictions on transfer and forfeiture provisions as the Committee, from time to time, deems appropriate.

          (d) Additional Terms and Conditions. The Committee may, by way of the Award Notice or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Performance Share Award, provided they are not inconsistent with the Plan.


                                   ARTICLE IX
                             RESTRICTED STOCK AWARDS
                             -----------------------

     Section 9.1 Grant of Restricted Stock Awards. The Committee may grant a Restricted Stock Award to any Eligible Person. Restricted Stock Awards shall be awarded in such number and at such times during the term of the Plan as the Committee shall determine. Each Restricted Stock Award may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates, and by an Award Notice setting forth the terms of such Restricted Stock Award.

     Section 9.2 Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

          (a) Restriction Period. Vesting of each Restricted Stock Award shall require the holder to remain in the employment of the Corporation or a Subsidiary for a prescribed period (a "Restriction Period"). The Committee shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each Restricted Stock Award or portion thereof. At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof. The Committee may, in its sole discretion, modify or accelerate the vesting of a Restricted Stock Award under such circumstances as it deems appropriate.

          (b) Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Committee shall impose such other restrictions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

          (c) Rights as Shareholders. During any Restriction Period, the Committee may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a shareholder with respect to said shares, including, but not by way of limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.


                                    ARTICLE X
                                   CASH BONUS
                                   ----------

     Section 10.1 Grant of Cash Bonus. The Committee may, from time to time, determine to award cash bonus payments to an Eligible Person based upon performance criteria established from time to time by the Committee ("Cash Bonus"). With respect to each such Eligible Person, the bonus awarded hereunder shall be determined in relation to such person's level of responsibility in the Corporation or any Subsidiary and the competitive compensation practices of other major businesses, and such other factors as are deemed appropriate by the Committee.

     Section 10.2 Conditions of Cash Bonus. An Award under this Article X shall be subject to the following terms and conditions:

          (a) Amount of Fund. The Committee, in its discretion, shall determine the amount of the fund to be available for cash bonuses for any performance period.

          (b) Bonuses and Performance Criteria. Cash Bonuses actually earned by and paid to Participants will be based primarily upon achievement of such Corporation and individual performance goals as the Committee may from time to time establish. The Committee may also set the performance period over which the goals so established are to be achieved.

          (c) Payment of Bonus. Cash Bonuses awarded shall be made at such time as determined by the Committee following the close of the performance period to which such awards relate.

          (d) Additional Terms and Conditions. The Committee may, by way of a written instrument or otherwise, determine such other terms, conditions, restrictions and/or limitations, if any, of any Cash Bonus, provided they are not inconsistent with the Plan.


                                   ARTICLE XI
                             OTHER INCENTIVE AWARDS
                             ----------------------

     Section 11.1 Grant of Other Incentive Awards. The Committee may, in its discretion, grant other types of awards of, or based on, Common Stock. Other Incentive Awards are limited to awards under which Common Stock is or may in the future be acquired. Such awards may include grants of debt securities convertible into or exchangeable for shares of Common Stock upon such conditions, including attainment of performance goals, as the Committee shall determine.

     Section 11.2 Conditions of Other Incentive Awards. The Committee may prescribe limitations or conditions requiring forfeiture by the participant, or permitting repurchase by the Corporation, of Other Incentive Awards, and may at any time, if it determines such action to be in the best interests of the Corporation, accelerate or waive any such limitations or conditions. Each grant of an Other Incentive Award shall be evidenced by an Award Notice executed by the Corporation and the Participant, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve.

     Other Incentive Awards may not be sold, assigned, transferred, pledged, or encumbered except as may be provided in the Award Notice, and in no event may be transferred other than by will or by the laws of descent and distribution or be exercised, during the life of the participant, other than by the participant or the participant's guardian or legal representative.

     The recipient of an Other Incentive Award will have the rights of a shareholder only to the extent, if any, specified in the Award Notice governing such Other Incentive Award.

                                   ARTICLE XII
                          NON-EMPLOYEE DIRECTOR AWARDS
                          ----------------------------

     Shares of restricted or unrestricted Common Stock may be awarded to Non-Employee Directors at the discretion and with the approval of the Board, with the recipient of such shares abstaining from such vote. Such Awards shall be granted at such time, in such number and with such restrictions as determined by the Board. The Board may also, in its discretion, approve other types of Awards for Non-Employee Directors which are based on the Common Stock, including stock appreciation rights, stock performance rights and other incentive awards

     Each Director Award shall be evidenced by an Award Notice executed by the Corporation and the Non-Employee Director containing the terms, conditions and restrictions of each Director Award.

                                  ARTICLE XIII
                                STOCK ADJUSTMENTS
                                -----------------

     Section 13.1 Adjustment of Shares Available; Recapitalization. In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock of rights or warrants to purchase securities of the Corporation shall be made, then there shall be substituted for or added to each share available under and subject to the Plan as provided in Article IV hereof, and each share theretofore appropriated or thereafter subject or which may become subject to Performance Share Awards, Options, SARs, Restricted Stock Awards or Other Incentive Awards under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Award theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Common Stock available under the Plan or to which any Award relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the "Minimum Adjustment"). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Section 13.1 and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Section 13.1 which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Award immediately prior to exercise, payment or settlement of such Award.

     No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

                                   ARTICLE XIV
                                     GENERAL
                                     -------

     Section 14.1 Amendment or Termination of Plan. The Board may suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, provided, however, that any amendment to the Plan shall require approval of the shareholders of the Corporation if, in the opinion of counsel to the Corporation, such approval is required by any section of the Exchange Act, any other Federal or state law or any regulations or rules promulgated thereunder or the rules of Nasdaq (or such other exchange on which the Common Stock is traded).

     Section 14.2 Dividends and Dividend Equivalents. If an Award is granted in the form of a Performance Share Award, Restricted Stock, or an Option, the Committee (or the Board) may choose, at the time of the grant of such award or any time thereafter up to the time of payment of such Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee (or the Board) may establish. Dividends and dividend equivalents granted hereunder shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee (or the Board) shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's (or the Board's) discretion, accrue interest, be reinvested into additional shares of Common Stock or, in the case of dividends or dividend equivalents credited in connection with a Performance Share Award, be credited as additional Performance Shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Performance Share Award.

     Section 14.3 Termination of Employment. If a Participant's employment with the Corporation or a Subsidiary terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest accrued on the foregoing shall be canceled or forfeited, as the case may be, unless the Participant's Award Notice provides otherwise. The Committee shall have the authority to promulgate rules and regulations to (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his or her death, disability, retirement, or termination for an approved reason. Such rules and regulations may include, without limitation, the method, if any, for prorating a Performance Share Award, accelerating the vesting of any Options or Restricted Stock Award, or providing for the exercise of any unexercised Options or SARs in the event of a Participant's death, disability, retirement, or termination for an approved reason.

     Section 14.4 Nonassignability. No Awards shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except for transfer by will or the laws of descent and distribution; provided, however, that Awards (other than Incentive Stock Options) may, if permitted by the Committee (or the Board), be transferred to one or more transferees during the lifetime of the Participant in connection with the Participant's estate or tax planning, and such transferees may exercise rights thereunder in accordance with the terms thereof, but only if and to the extent consistent with the registration of the offer and sale of Common Stock on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission, if applicable, as may then be filed and effective with respect to the Plan. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions hereof, shall be void and ineffective, shall give no right to any purported transferee, and may, at the sole discretion of the Committee (or the Board), result in forfeiture of the Award involved in such attempt.

     Section 14.5 Withholding Taxes. The Corporation shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the minimum amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Corporation, shares of Common Stock, having a Fair Market Value, on the date of payment, equal to the minimum amount of such required withholding taxes determined on the date that the amount of tax to be withheld is to be determined; provided, however, that in the event the Participant is, or within the preceding six months has been an Insider Participant, such an election may not be made within six months of the date the Award is granted (unless death or disability of the Participant occurs prior to the expiration of such six month period).

     Section 14.6 Change of Control. Awards granted under the Plan to any Participant may, in the discretion of the Committee (or the Board), provide that
(a) such Awards shall be immediately vested, fully earned, exercisable, and/or, in the case of Options, converted into SARs, as appropriate, upon a Change of Control Event, and (b) the Corporation shall make full payment to each such Participant with respect to any Performance Share Award or Other Incentive Award, deliver certificates to such Participant with respect to each Restricted Stock Award, and permit the exercise of Options and/or SARs, respectively, granted hereunder to such Participant.

     Section 14.7 Forfeiture. If the employment a Participant is terminated on account of any act of fraud, intentional misrepresentation, embezzlement, misappropriation, or conversion of assets or opportunities of the Corporation or any of its Subsidiaries, any Award granted hereunder, whether and regardless of the extent to which such Award is vested, earned or exercisable, shall automatically terminate as of the date of termination of such employment.

     Section 14.8 Amendments to Awards. The Committee may at any time unilaterally amend the terms of any Award Notice for any Award, whether or not presently exercisable, earned, paid or vested, to the extent it deems appropriate; provided, however, that any such amendment which is adverse to the Participant shall require the Participant's consent.

     Section 14.9 Regulatory Approval and Listings. As soon as practicable following the date on which the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Corporation shall use its best efforts to file with the Securities and Exchange Commission, and keep continuously effective and usable, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Corporation shall have no obligation to issue or deliver certificates representing shares of Common Stock evidencing Restricted Stock Awards or any other Award relating to shares of Common Stock prior to:

          (a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable, and

          (b) the completion of any registration or other qualification of said shares under any state or Federal law or ruling of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable.

     Section 14.10 Right to Continued Employment. Participation in the Plan shall not give any Eligible Person any right to remain in the employ or to continue as a consultant or director of, or maintain any other relationship with, the Corporation or any Subsidiary. The Corporation or, in the case of a Subsidiary, the Subsidiary, reserves the right to terminate any Eligible Person at any time. Further, the adoption of this plan shall not be deemed to give any Eligible Person or any other individual any right to be selected as a Participant or to be granted an Award.

     Section 14.11 Beneficiaries. Each Participant shall file with the Committee a written designation of one or more persons as the beneficiary (the "Beneficiary") who shall be entitled to receive the amount, if any, payable under the Plan upon his death. A Participant may, from time to time, revoke or change his Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall be effective as of a date prior to such receipt.

     If such Beneficiary designation is not in effect at the time of a Participant's death, or if no designated Beneficiary survives the Participant, or such designation conflicts with law, the payment of the amount, if any, payable under the Plan upon his death shall be made to the Participant's estate. If the committee is in doubt as to the right of any person to receive such amount, the Committee may retain such amount, without liability or any interest thereon, until the rights thereon are determined, or the Committee may pay such amount into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Plan, the Corporation and the Committee therefor.

     Section 14.12 Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding against such person. He or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles or Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify or hold harmless any such person.

     Section 14.13 Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Corporation and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

     Section 14.14 Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Corporation or any Subsidiary.

     Section 14.15 Expenses. The expenses of administering the Plan shall be borne by the Corporation subject to such allocation to its Subsidiaries as it deems appropriate.

     Section 14.16 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the plan, rather than such titles or headings, shall control.

     Section 14.17 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Missouri except as superseded by applicable Federal law.

     Section 14.18 Rule 16b-3 Compliance. It is the intent of the Corporation that this Plan comply in all respects with applicable provisions of Rule 16b-3 in connection with any grant of Awards to or other transaction by an Insider Participant (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if, at such time, any provision of this Plan or any Award Notice relating to an Award does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Insider Participant shall avoid liability under Section 16(b).

     Section 14.19 Nonexlusivity of the Plan. Neither the adoption of this Plan by the Board nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.


                            END OF TRAVELNOW.COM INC.
                        2000 OMNIBUS STOCK INCENTIVE PLAN
                        ---------------------------------

                                                                       Exhibit C


                          CERTIFICATE OF INCORPORATION

                                       OF

                               TRAVELNOW.COM INC.


     The undersigned, in order to form a corporation pursuant to the General Corporation Law of the State of Delaware, certifies:

     FIRST: NAME. The name of the corporation is TravelNow.com Inc. (the "Corporation").

     SECOND: REGISTERED OFFICE; AGENT. The Registered Office of the Corporation in the State of Delaware is located at 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its Registered Agent at such address is The Corporation Trust Company.

     THIRD: PURPOSE. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as presently in effect or as it may hereafter be amended.

     FOURTH: CAPITALIZATION. The aggregate number of shares of capital stock authorized to be issued by this Corporation shall be 50,000,000 shares of common stock, $0.01 par value per share (the "Common Stock"), and 25,000,000 shares of preferred stock, $0.01 par value per share (the "Preferred Stock"). Each share of issued and outstanding Common Stock shall entitle the holder thereof to one vote on each matter with respect to which shareholders have the right to vote, to fully participate in all shareholder meetings, and to share ratably in the net assets of the corporation upon liquidation or dissolution, but each such share shall be subject to the rights and preferences of the Preferred Stock as hereinafter set forth.

     The Preferred Stock may be issued from time to time in one or more series in any manner permitted by law, as determined from time to time by the Board of Directors and stated in any resolution providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it, each series to be appropriately designated, prior to the issuance of any shares thereof, by some distinguishing letter, number or title. All shares of each series of Preferred Stock shall be alike in every particular and of equal rank, have the same powers, preferences and rights and be subject to the same qualifications, limitations and restrictions, without distinction between the shares of different series thereof, except in regard to the following particulars, which may differ as to different series:

     A. the annual rate of dividends payable and the dates from which such dividend shall commence to accrue, if at all;

     B. the amount payable upon a share redemption and the manner in which shares of a particular series may be redeemed;

     C. the amount payable upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation;

     D. the provisions of any sinking fund established with respect to the shares of a series;

     E. the terms and rates of conversion or exchange, if shares of a series are convertible or exchangeable; and

     F. the provisions as to voting rights, if any; provided that the shares of any series of Preferred Stock having voting power shall not have more than one vote per share.

     Before any shares of a particular series of Preferred Stock are issued, the designations of such series and its terms in respect of the foregoing particulars shall be fixed and determined by the Board of Directors in any manner permitted by law and stated in a resolution providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. Such designations and terms shall be set forth in full or summarized on the certificates for such series. The Board of Directors may increase the number of such shares by providing that any unissued shares of Preferred Stock shall constitute part of such series, or may decrease (but not below the number of shares thereof then outstanding) the number of shares of any series of Preferred Stock already created by providing that any unissued shares previously assigned to such series shall no longer constitute part thereof. The Board of Directors is hereby empowered to classify or reclassify any unissued shares of Preferred Stock by fixing or altering the terms thereof in respect to the referenced particulars and by assigning the same to an existing or newly established series from time to time before the issuance of such shares.

     The holders of shares of each series shall be entitled to receive, out of any funds legally available therefor, when and as declared by the Board of Directors, cash dividends at such rate per annum as shall be fixed by resolution of the Board of Directors for such series, payable periodically on the dates fixed by the Board of Directors for the series. Such dividends may be cumulative or non-cumulative, deemed to accrue from day to day regardless of whether or not earned or declared and may commence to accrue on each share of Preferred Stock from such date or dates, and as may be determined and stated by the Board of Directors prior to the issuance thereof. The corporation shall make dividend payments ratably upon all outstanding shares of Preferred Stock in proportion to the amount of dividends thereon to the date of such dividend payment, if any.

     As long as any shares of Preferred Stock shall remain outstanding, no dividend (other than a dividend payable in shares ranking junior to such Preferred Stock with respect to the payment of dividends or liquidated assets) shall be declared or paid upon, nor shall any distribution be made or ordered in respect of, shares of the Common Stock or any other class of shares ranking junior to the shares of such Preferred Stock as to the payment or dividends of liquidating assets, nor shall any monies (other than the net proceeds received from the sale of shares ranking junior to the shares of such Preferred Stock as to the payment of dividends or liquidating assets) be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of shares of the Common Stock or of any other class of shares ranking junior to the shares of such Preferred Stock as to dividends or assets unless:

     (a) all dividends on the shares of Preferred Stock of all series for past dividend periods shall have been paid and the full dividend on all outstanding shares of Preferred Stock of all series for the then current dividend period shall have been paid or declared and set apart for payment; and

     (b) the corporation shall have set aside all amounts, if any, required to be set aside as and for sinking funds, if any, for the shares of Preferred Stock of all series for the then current year, and all defaults, if any, in complying with any such sinking fund requirements in respect of previous years shall have been cured.

     The corporation, at the option of the Board of Directors, may at any time redeem the whole, or from time to time any part, of any series of Preferred Stock, subject to such limitations as may be adopted by the Board authorizing the issuance of such shares, by paying therefor in cash the amount which shall have been determined by the Board of Directors, in the resolution authorizing such series, to be payable upon the redemption of such shares at such time. Redemption may be made of the whole or any part of the outstanding shares of any one or more series, in the discretion of the Board of Directors; but if the redemption shall be effected only with respect to a part of a series, the shares to be redeemed may be selected by lot, or all of the shares of such series may be redeemed pro rata, in such manner as may be prescribed by resolution of the Board of Directors.

     Subject to the foregoing provisions and to any qualifications, limitations, or restrictions applicable to any particular series of Preferred Stock which may be stated in the resolution providing for the issuance of such series, the Board of Directors shall have authority to prescribe from time to time the manner in which any series of Preferred Stock shall be redeemed.

     Upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, the shares of Preferred Stock of each series shall be entitled, before any distribution shall be made with respect to shares of Common Stock or to any other class of shares junior to the shares of Preferred Stock as to the payment of dividends or liquidating assets, to be paid the full preferential amount fixed by the Board of Directors for such series as herein authorized. If upon such liquidation or dissolution of the corporation, whether voluntary or involuntary, the net assets of the corporation shall be insufficient to permit the payment to all outstanding shares of Preferred Stock of all series of the full preferential amounts to which they are respectively entitled, the entire net assets of the corporation shall be distributed ratably to all outstanding shares of Preferred Stock in proportion to the full preferential amount to which each such share is entitled.

     FIFTH: INCORPORATOR. The name and mailing address of the incorporator are Vicki R. Westerhaus, Esq., c/o Shook, Hardy & Bacon L.L.P., 1010 Grand Boulevard, 5th Floor, P.O. Box 15607, Kansas City, Missouri 64106-0607.

     SIXTH: WRITTEN BALLOT. Election of Directors of the Corporation need not be by written ballot unless the Bylaws so provide.

     SEVENTH: BYLAWS. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is authorized and empowered to make, alter, amend and repeal the Bylaws of the Corporation in any manner not inconsistent with the laws of the State of Delaware.

     EIGHTH: INDEMNIFICATION. The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware as presently in effect or as it may hereafter be amended, indemnify all persons whom it may indemnify pursuant thereto and advance expenses of litigation to Directors and Officers in accordance with the procedures and limitations set forth in the Bylaws of the Corporation.

     NINTH: DIRECTOR LIABILITY. To the fullest extent permitted by the General Corporation Law of the State of Delaware as presently in effect or as it may hereafter be amended, a Director of the Corporation shall not be liable to the Corporation or its stockholders (the "Stockholders") for monetary damages for breach of fiduciary duty as a Director.

     TENTH: COMPROMISES OR ARRANGEMENTS WITH CREDITORS OR STOCKHOLDERS. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its Stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or Stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the Stockholders or class of Stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the Stockholders or class of Stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the Stockholders or class of Stockholders, of the Corporation, as the case may be, and also on the Corporation.

     ELEVENTH: AMENDMENT OF CERTIFICATE. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on Stockholders, Directors and Officers are subject to this reserved power.

     IN WITNESS WHEREOF, I have executed, signed and acknowledged this Certificate of Incorporation this _____ day of August, 2000.



                                            ------------------------------------
                                            Victoria R. Westerhaus
                                            Sole Incorporator

                                                                       Exhibit D

                                     BYLAWS

                                       OF

                               TRAVELNOW.COM INC.


                                    ARTICLE I
                                    ---------
                                     OFFICES
                                     -------

     Section 1.01 Principal Office. The principal office of TravelNow.com Inc. (the "Corporation") in the State of Missouri shall be established at such place as the board of directors shall from time to time determine.

     Section 1.02 Registered Office. The registered office of the Corporation in the State of Delaware shall be The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware.

     Section 1.03 Other Offices. The Corporation may have such additional offices at such other places, either within or without the State of Delaware, as the board of directors shall from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                                   ----------
                            MEETINGS OF SHAREHOLDERS
                            ------------------------

     Section 2.01. Annual Meetings. Unless otherwise set by the board of directors, annual meetings of shareholders shall be held on the last Tuesday of the sixth month following the close of each fiscal year at such time as determined by the board of directors. The shareholders entitled to vote at such meeting shall elect directors and transact such other business as may properly be brought before the meeting.

     Section 2.02. Special Meetings. Special meetings of the shareholders of the Corporation may be called, for any purpose or purposes permitted by law, by the board of directors on its own initiative and shall be called by the board of directors upon written request by the chairman of the board, the chief executive officer or the president of the Corporation, [or, upon delivery to the secretary of one or more written demands for the meeting describing the purpose or purposes for which it is to be held, by the holders of not less than ten percent (10%) of all the shares entitled to be cast on any issue proposed to be considered at the proposed special meeting. Notice of such meeting shall be given by the secretary as provided herein. Only business within the purpose or purposes described in such special meeting notice may be conducted at a special shareholders meeting.

     Section 2.03. Place of Meetings. All meetings of the shareholders of the Corporation shall be held at such place, within or without the State of Delaware, as shall be designated from time to time by the board of directors and stated in the notice of such meeting or in a duly executed waiver thereof.

     Section 2.04. Voting List. At least ten (10) days before each meeting of shareholders, the officer or agent of the Corporation having charge of the stock transfer books for shares of the Corporation shall make a complete list of the shareholders entitled to vote at the meeting and any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each shareholder, which list shall be kept on file at the place identified in the meeting notice in the city where the meeting will be held or the Corporation's principal place of business or at the office of its registrar or transfer agent for a period of at least ten (10) days prior to the meeting, and shall be subject to inspection by any shareholder at any time during such ten (10) day period and during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting, and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book or a duplicate thereof, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share ledger or transfer book, or to vote, in person or by proxy, at any meeting of the shareholders.

     Section 2.05. Fixing of a Record Date.

          (a) The board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of shareholders, nor more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the board of directors for shareholder consent in lieu of a meeting, nor more than sixty (60) days prior to any other action, as the record date for the purpose of determining the shareholders entitled to notice of or to vote at any meeting of the shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action.

          (b) If no record date is fixed:

               (i) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day of notice, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

               (ii) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

     Section 2.06. Notice of Meetings. Written notice stating the place, day and hour of every meeting of the shareholders and, in the case of a special meeting, or as otherwise required by statute, the purpose or purposes for which the meeting is called, shall be given by the secretary of the Corporation (or in the case of a special meeting, the officer or person(s) calling the meeting) to each shareholder of record entitled to vote at such meeting and each other shareholder entitled to notice of the meeting, either personally or by first class mail, at least ten (10) days, but not more than sixty (60) days, prior to the meeting date. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail first-class postage prepaid, addressed to the shareholder at his or her address as it appears on the records of the Corporation, or as given by the shareholder to the Corporation for purposes of notice.

     Section 2.07. Precondition to Delivery of Notice of Special Meeting of Shareholders Called by Shareholders. The secretary shall inform shareholders who have delivered a written request for a special meeting and otherwise complied with Section 2.02 of the reasonably estimated costs of preparing and mailing a notice of the meeting, and, on payment of these costs to the Corporation, the secretary shall deliver notice of such meeting to each shareholder entitled thereto.

     Section 2.08. Waiver of Notice. Whenever notice is required to be given of any annual or special meeting of the shareholders, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated in such notice, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the shareholders need be specified in any written waiver of notice. Attendance of a person at a meeting of the shareholders shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     Section 2.09. Quorum. The presence, in person or by proxy, of a majority of the shares entitled to vote shall constitute a quorum at a meeting of shareholders. Broker non-votes and abstentions from voting will be counted as present and entitled to vote for purposes of determining the presence of a quorum. Treasury shares, shares of the Corporation's stock which are owned by another corporation the majority of the voting stock of which is owned by the Corporation, and shares of the Corporation's stock held by another corporation in a fiduciary capacity for the benefit of the Corporation shall not be counted in determining the total number of outstanding shares for voting purposes at any given time. After a quorum has been established at a shareholder's meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shareholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof. When a specified item of business is required to be voted on by any class or series of stock, a majority of the shares of such class or series shall constitute a quorum for transaction of such item of business by that class or series.

     Section 2.10. Adjournment. When a meeting of the shareholders that is properly called is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after such adjournment the board of directors shall fix a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at such meeting. The holders of a majority of the shares represented, and who would be entitled to vote at a meeting if a quorum were present, where a quorum is not present, may adjourn such meeting from time to time.

     Section 2.11. Organization. At every meeting of the shareholders, the chairman of the board, if there be one, or, in the case of vacancy in office or absence of the Chairman, one of the following officers present in the order stated: the vice chairman of the board, if there be one, the chief executive officer, the president, the vice presidents in their order of rank and then seniority, or a chairman chosen by the shareholders entitled to cast a majority of the votes that all shareholders present in person or by proxy are entitled to cast, shall act as chairman. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and perform such acts as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order, safety, limitations on the time allotted to the questions or comments on the affairs of the Corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof, and the opening and closing of the voting polls. The secretary, or in his or her absence, an assistant secretary, or in the absence of both the secretary and the assistant secretaries, a person appointed by the chairman shall act as secretary of the meeting and keep the minutes thereof.

     Section 2.12. Voting. If a quorum is present at any meeting:


          (a) In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the question is one for which, by express provision of the law or of the Certificate of Incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

          (b) Except as may be otherwise provided in the Certificate of Incorporation, every shareholder of record shall have the right, at every shareholders' meeting, to one vote for every share, and if the Corporation has issued fractional shares, to a fraction of a vote equal to every fractional share, of stock of the Corporation standing in his or her name on the books of the Corporation. A shareholder may vote either in person or by proxy.

          (c) Treasury shares, shares of the Corporation's stock which are owned by another corporation the majority of the voting stock of which is owned by the Corporation, and the shares of the Corporation's stock held by another corporation in a fiduciary capacity for the benefit of the Corporation shall not be voted, directly or indirectly, at any meeting of shareholders.

          (d) At each election for directors, every shareholder entitled to vote shall have the right to vote the number of shares owned by him or her, for as many persons as there are directors to be elected at that time and for whose election he or she has a right to vote, and no cumulative voting shall be permitted. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Voting at meetings of shareholders need not be by written ballot.

          (e) Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of the corporate shareholder; or, in the absence of any applicable bylaw, by such person as the board of directors of the corporate shareholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate shareholder. In the absence of any such designation, or in case of conflicting designation, by the corporate shareholder, the chairman of the board, the chief executive officer, the president, any vice president, secretary or treasurer of the corporate shareholder shall be presumed to possess, in that order, authority to vote such shares.

          (f) Shares held by an administrator, executor, guardian or conservator may be voted by such person, either in person or by proxy, without a transfer of such shares into the name of such person, provided, that if requested by the chairman of the board, the chief executive officer, president, chief financial officer, treasurer or secretary, such person has provided evidence of such fiduciary status acceptable to such officer.

          (g) Shares standing in the name of a trustee may be voted by such trustee, either in person or by proxy, but no trustee shall be entitled to vote shares held by such trustee without a transfer of such shares into the name of such trustee. Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by him or her or his or her nominee, without the transfer of such shares into his or her name, provided, that if requested by the chairman of the board, chief executive officer, president, chief financial officer, treasurer or secretary, such person has provided evidence of such status acceptable to such officer.

          (h) A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or the nominee of the pledgee shall be entitled to vote the shares so transferred.

          (i) In all matters other than the election of directors, (i) abstentions from voting will be included in the number of shares present and entitled to vote on such matters and, therefore, will be counted as negative votes with respect to such matters, and (ii) broker non-votes will be excluded from the number of shares present and entitled to vote on such matters and, therefore, will have no effect on the vote for such matters.

     Section 2.13. Proxies. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy. Such proxy shall be in writing and filed with the secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three (3) years from the date of its execution, unless otherwise provided in the proxy. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support to an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the secretary of the Corporation.

     Section 2.14. Actions of the Shareholders Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of the shareholders, may be taken without a meeting, without prior notice and without a vote, if one or more consents in writing, setting forth the action so taken, shall be dated and signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, the corporate secretary, or another officer or agent of the Corporation having custody of the minute book. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of outstanding stock of such class and of the total outstanding stock, respectively, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of such class and all shares entitled to vote thereon were present and voted. No written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the date of the earliest consent delivered in the manner set forth above, written consents signed by the holders of the number of shares required to take action are delivered to the Corporation by delivery as set forth above.

     Section 2.15. Notice of Shareholder

          (a) Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (a) pursuant to the Corporation's notice of meeting pursuant to Section 2.06 of these bylaws, (b) by or at the direction of the board of directors, or (c) by any shareholder of the Corporation who was a shareholder of record at the time of giving of notice provided for in this Section 2.15, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.15.

          (b) For nominations or other business to be properly brought before an annual meeting of shareholders by a shareholder pursuant to this Section 2.15, the shareholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder's notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) calendar day nor earlier than the close of business on the one hundred twentieth (120th) calendar day prior to the first anniversary of the preceding year's annual meeting of shareholders; provided, however, that in the event that the date of the annual meeting of shareholders is more than thirty (30) calendar days before or more than sixty (60) calendar days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th calendar day prior to such annual meeting of shareholders and not later than the close of business on the later of the ninetieth (90th) calendar day prior to such annual meeting of shareholders or the 10th calendar day following the calendar day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting of shareholders commence a new time period for the giving of a shareholder's notice as described above. Such shareholder's notice shall set forth, or be accompanied by, (a) in the event the shareholder proposes to nominate one or more persons for election or reelection as a director (1) the name and residence address of the shareholder and of the person or persons to be nominated (2) a representation that the shareholder is a holder of record of voting stock of the Corporation and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (3) such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (or pursuant to any successor act or regulation), including, without limitation, Rule 14a-11 thereunder, had proxies been solicited with respect to such nominee by the management or board of directors of the Corporation; (4) a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and
     (5) the written consent of each nominee to serve as a director of the Corporation if so elected; and (b) in the event the shareholder proposes to bring any other business before the meeting, (1) the name and residence address of the shareholder proposing to bring business before the meeting and the beneficial owner, if any, on whose behalf the proposal is made, (2) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner,
     (3) a representation that the shareholder is a holder of record of the voting stock of the Corporation and intends to appear in person or by proxy at the meeting to bring the business before the meeting; and (4) a brief description of the business of such shareholder and beneficial owner, if any, on whose behalf the proposal is made.

          (c) Notwithstanding anything in the second sentence of the preceding paragraph to the contrary, in the event that the number of directors to be elected to the board of directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased board of directors at least one hundred (100) calendar days prior to the first anniversary of the preceding year's annual meeting of shareholders, a shareholder's notice required by this Section 2.15 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 10th calendar day following the day on which such public announcement is first made by the Corporation.

          (d) Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the notice of meeting under Section 2.06 of these bylaws. Nominations of persons for election to the board of directors may be made at a special meeting of shareholders at which directors are to be elected pursuant to the notice of meeting (a) by or at the direction of the board of directors, or (b) provided that the board of directors has determined that directors shall be elected at the meeting, by any shareholder of the Corporation who is a shareholder of record at the time of giving of notice provided for in this Section 2.15, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.15. In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the board of directors, any shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting pursuant to such clause (b), if the shareholder's notice required by the second paragraph of this Section 2.15 shall be delivered to the secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) calendar day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) calendar day prior to such special meeting or the tenth (10th) calendar day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a shareholder's notice as described above.

          (e) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.15 shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.15. Except as otherwise provided by law, the Certificate of Incorporation or these bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.15 and, if any proposed nomination or business is not in compliance with this Section 2.15, to declare that such defective proposal or nomination shall be disregarded.

          (f) For purposes of this Section 2.15, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.

          (g) Notwithstanding the foregoing provisions of this Section 2.15, a shareholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder with respect to the matters set forth in this Section 2.15. Nothing in this
     Section 2.15 shall be deemed to affect any rights of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

                                   ARTICLE III
                                   -----------
                               BOARD OF DIRECTORS
                               ------------------

     Section 3.01. Powers and Duties. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, a board of directors, except as may be otherwise provided in the Delaware General Corporation Law or the Certificate of Incorporation.

          (a) A director shall perform his or her duties as a director, including duties as a member of any committee of the Board upon which the director may serve, in good faith, in a manner the director reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. In performing his or her duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

               i one or more officers or employees of the Corporation whom the director reasonably believes to be reliable and competent in the matters presented;

               ii. counsel, public accountants or other persons as to matters which the director reasonably believes to be within such person's professional or expert competence; or

               iii. a committee of the board upon which the director does not serve, duly designated in accordance with provisions of the Certificate of Incorporation or these bylaws, as to matters within its designated authority, which committee the director reasonably believes to merit confidence.

          (b) A director shall not be considered to be acting in good faith if the director has knowledge concerning the matter in question that would cause such reliance described in the preceding subsection to be unwarranted.

          (c) A person who performs his or her duties in compliance with this section shall not be liable for any action taken as a director or any failure to take any action.

          (d) A director of the Corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken, unless the director votes against such action or abstains from voting in respect thereto.

     Section 3.02. Qualification and Election. Unless otherwise provided in the Certificate of Incorporation, directors need not be shareholders of the Corporation. Except in the case of vacancies, directors shall be elected by the shareholders. If the board of directors is classified with respect to the power to elect directors or with respect to the terms of directors and if, due to a vacancy or vacancies, or otherwise, directors of more than one class are to be elected, each class of directors to be elected at the meeting shall be nominated and elected separately. The candidates receiving the greatest number of votes, up to the number of directors to be elected, shall be elected directors.

     Section 3.03. Number and Term of Office. The board of directors of the Corporation shall consist of the five (5) members, or such other number as may thereafter be from time to time (i) determined by the board of directors or (ii) set forth in a notice of a meeting of shareholders called for the election of the board of directors. Notwithstanding the foregoing, no decrease shall have the effect of shortening the term of any incumbent director. Unless the board of directors is classified with respect to the terms of directors, each director shall serve until the next annual meeting of the shareholders and until his or her successor shall have been elected and qualified or until his or her earlier resignation, removal from office or death. If the board of directors is classified with respect to the terms of the directors, each director shall serve until the annual meeting two years thereafter if there are two classes of directors, or three years thereafter if there are three classes of directors, and in either case until his or her successor shall have been elected and qualified or until his or her earlier resignation, removal from office or death.

     Section 3.04. Organization. At every meeting of the board of directors, the chairman of the board, if there be one, or in the absence of the chairman of the board or if one shall have not been elected, the chief executive officer of the Corporation or a chairman chosen by a majority of the directors present, shall preside at the meeting. The secretary or, in his or her absence, any person appointed by the chairman of the meeting shall act as secretary of the meeting and keep the minutes thereof.

     Section 3.05. Place of Meeting. Meetings of the board of directors of the Corporation, regular or special, may be held either within or without the State of Delaware, as shall be provided for in the resolution, notice, waiver of notice or call of such meeting, or if not otherwise designated, at the principal office of the Corporation.

     Section 306. Annual Meetings. The board of directors shall hold an annual meeting each year immediately following the annual meeting of the shareholders at the place where such meeting of the shareholders was held for the purpose of election of officers and consideration of any other business that may be properly brought before the meeting. Notice of such annual meetings need not be given to either old or new members of the board of directors.

     Section 3.07. Regular Meetings. If the board of directors determines to hold regular meetings, the board of directors may, at the annual meeting of the board of directors, fix by resolution the date, time and place of other regular meetings of the board. Notice of such regular meetings need not be given to any member of the board of directors, unless the same is held at other than the date, time and place of such meeting as fixed in accordance with this Section 3.07, in which event notice shall be given in the same manner as is provided in
Section 3.08 with respect to special meetings of the board of directors. In addition, announcement of a changed date, time or place of a meeting of the board of directors shall be deemed adequate notice to the directors present at such meeting.

     Section 3.08. Special Meetings. Special meetings of the board of directors may be called by a majority of the board of directors or the chairman of the board. Notice of any special meeting of directors shall be given to each director at his or her business or residence in writing by first class or overnight mail or courier service, telegram or facsimile transmission, orally by telephone or by hand-delivery. If mailed by first class mail, such notice shall be deemed adequately delivered when deposited in the United States mail so addressed, with postage prepaid, at least five (5) days before such meeting. If by telegram, overnight mail or courier service, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company or the notice is delivered to the overnight mail or courier service company at any time during a day that is at least two (2) days prior to the date of such meeting. If by facsimile transmission, such notice shall be deemed adequately delivered when the notice is transmitted at least twenty-four (24) hours prior to the time set for the meeting. If by telephone or by hand-delivery, the notice shall be given at least twenty-four (24) hours prior to the time set for the meeting.

     Section 3.09. Action by Written Consent Without a Meeting. Any action of the board of directors or of any committee thereof, which is required or permitted to be taken at a regular or special meeting, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all of the members of the board of directors or of the committee, as the case may be, is filed in the minutes of the proceedings of the board of directors or committee.

     Section 3.10. Conference Telephone Meetings. One or more members of the board of directors may participate in meetings of the board or a committee of the board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

     Section 3.11. Quorum. A majority of the directors in office shall be present at each meeting in order to constitute a quorum for the transaction of business. An interested director may be counted in determining the presence of a quorum at a meeting of the board of directors which authorizes, approves or ratifies a contract or transaction in which such director has an interest.

     Section 3.12. Voting. Except as otherwise specified in the Certificate of Incorporation or these bylaws or provided by statute, the acts of a majority of the directors present at a meeting at which a quorum is present shall be the acts of the board of directors.

     Section 3.13. Adjournment. A majority of the directors present, regardless of whether or not a quorum exists, may adjourn any meeting of the board of directors to another time and place, and no notice of any adjourned meeting need be given, other than by announcement at the meeting.

     Section 3.14. Compensation. The board of directors shall have the authority to fix compensation of directors for their attendance at meeting of the board of directors or committees thereof, or otherwise, and such compensation may include expenses, if any, associated with attendance at such meetings.

     Section 3.15. Resignations. Any director of the Corporation may resign at any time by giving written notice to the chief executive officer or the secretary of the Corporation. Such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 3.16. Vacancies. Any vacancy occurring in the board of directors, including any vacancy created by reason of an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining directors until the successor or successors are elected at the next annual meeting of the shareholders or a special meeting if an annual meeting is not held. A director elected to fill a vacancy shall hold office only until the next election of directors by the shareholders.

     Section 3.17. Removal. The shareholders may remove one or more directors from office, with or without cause (unless the Certificate of Incorporation provide that directors may be removed only for cause), by a vote or written consent of the holders of a majority of the shares then entitled to vote. In case the board of directors or any one or more directors is so removed, new directors may be elected at the same meeting or by the same written consent. If the corporation has cumulative voting and if less than the entire board is to be removed, no individual director may be removed if the votes cast against the resolution for his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire board or a class of which he or she is part.

     Section 3.18. Executive and Other Committees. The board of directors, by resolution adopted by a majority of the entire board, may designate from among its members an executive committee and one or more other committees. The board may designate an alternate member of any committee, one or more directors who may replace any absent or disqualified member at any meeting of the committee.

          (a) The executive committee or other committee shall have and exercise all of the authority of the board to the extent provided in the resolution designating the committee, except that no such committee of the board shall have the authority of the board to:

               i. approve or recommend to shareholders actions or proposals required by law to be approved by shareholders;

               ii. fill vacancies on the board of directors or any committee thereof;

               iii. amend or repeal these bylaws;

               iv. authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the board of directors; or

               v. authorize or approve the issuance or sale of or contract for the sale of shares or determine the designation and relative rights, preferences and limitations of a voting group unless within limits specifically prescribed by the board of directors.

          (b) A majority of the directors in office designated to a committee, or directors designated to replace them as provided in this section, shall be present at each meeting to constitute a quorum for the transaction of business, and the acts of a majority of the directors in office designated to a committee or their replacements shall be the acts of the committee.

          (c) Each committee shall keep regular minutes of its proceedings and report such proceedings periodically to the board of directors.

          (d) Sections 3.05, 3.08, 3.09 and 3.10 and the second sentence of
     Section 3.11 shall be applicable to committees of the board of directors.

          (e) The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any nomination made at the meeting was not made in accordance with the procedures of this section and, in such event, the nomination shall be disregarded.

                                   ARTICLE IV
                                   ----------
                           NOTICE AND WAIVER OF NOTICE
                           ---------------------------

     Section 4.01. Notice. Whenever written notice is required to be given to any director under the provisions of the Certificate of Incorporation, these bylaws or the laws of the State of Delaware, it shall be given to such director by personal delivery, facsimile transmission, delivery to an overnight courier service or representative, deposit in the United States first-class mail, or by certified or registered mail, addressed to the address of such person (or, if applicable, such director's facsimile number) appearing on the books of the Corporation, or supplied by such person to the Corporation for the purpose of notice. A notice of a meeting shall specify the place, day and hour of the meeting. Notices to directors shall be deemed adequately delivered as provided in Section 3.08 hereof. Notices to shareholders shall be given as provided in
Section 2.06 hereof.

     Section 4.02. Waiver of Notice. Whenever any notice is required to be given under the General Corporation Law of the State of Delaware, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Except in the case of a special meeting of shareholders, neither the business to be transacted at, nor the purpose of, the meeting need be specified in the waiver of notice of such meeting. Attendance of a person, either in person or by proxy, at any meeting, shall constitute a waiver of notice of such meeting in the manner provided in the Delaware General Corporation Law except when the person attends the meeting for the sole purpose of objecting at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened.

                                    ARTICLE V
                                    ---------
                                    OFFICERS
                                    --------

     Section 5.01. Number and Qualification. The officers of the Corporation shall consist of such officers and agents as may be appointed by the board of directors. One person may hold more than one office. Officers may but need not be directors or shareholders of the Corporation. The board of directors may elect from among its members a chairman of the board who, if elected, shall be an officer of the Corporation. A duly appointed officer may appoint one or more officers or assistant officers to the extent authorized by the board of directors.

     Section 5.02. Election and Term of Office. Except for such officers as may be elected pursuant to Section 5.03, the officers of the Corporation shall be appointed to hold office until the next annual meeting of directors and until a successor shall have been duly elected and qualified, or until his or her death, resignation or removal.

                  Section 5.03. Subordinate Officers, Committees and Agents. The board of directors may from time to time elect officers and appoint such committees, employees or other agents as the board deems that the business of the Corporation may require, to hold office for such period, have such authority, and perform such duties as are provided in these bylaws, or as the board of directors may delegate.

     Section 5.04. The Chairman of the Board. The chairman of the board, if elected, shall preside at all meetings of the shareholders and of the board of directors, and shall, at each annual meeting of shareholders, present a report with respect to the condition and business of the Corporation. He or she shall have the authority to sign on behalf of the Corporation, all reports, filings and other documents with such government agencies as are required by applicable law and shall perform such other duties as may from time to time be requested of him or her by the board of directors. The chairman of the board shall assume the duties of the chief executive officer when the chief executive officer is absent or otherwise unable to discharge his or her responsibilities. To be eligible to serve, the chairman of the board must be a director of the Corporation.

     Section 5.05. The Chief Executive Officer. The chief executive officer shall have general powers of supervision, direction and control over the business and operations of the Corporation, subject, however, to the authority of the board of directors; shall, at each annual meeting of shareholders, present a report with respect to the condition and business of the Corporation; shall have the authority to supervise preparation of and sign on behalf of the Corporation, all reports, filings and other documents with such government agencies as are required by applicable law; shall sign, execute, and acknowledge, in the name of the Corporation, deeds, mortgages, bonds, contracts or other instruments except in cases where the signing and execution thereof shall be expressly delegated by the board of directors, or by these bylaws, to some other officer or agent of the Corporation; and, in general, shall perform all duties incident to the office of chief executive officer and such other duties as from time to time may be assigned by the board of directors. If the board of directors has elected a chairman of the board but not a vice chairman, the chief executive officer shall assume the duties of the chairman of the board when the chairman of the board is absent or unable to discharge his or her responsibilities.

     Section 5.06. The President. The president, if a person other than the chief executive officer, shall perform the duties of the chief executive officer in the absence of such officer and such other duties as may from time to time be assigned to the president by the board of directors or the chief executive officer.

     Section 5.07. The Chief Financial Officer. The chief financial officer shall be the principal financial officer of the Corporation and, unless another officer is so designated, principal accounting officer of the Corporation; whenever required by the board of directors, he or she shall render a statement of the financial condition of the Corporation; shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the Corporation, including, but not limited to, accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital surplus and shares; shall be responsible for assuring adherence to such financial policies as are promulgated by the board of directors; and, in general, shall discharge such other duties as may from time to time be assigned to him or her by the board of directors or the president. The books of account shall be open at all reasonable times to inspection by any director.

     Section 5.08. The Vice Presidents. The vice presidents shall perform duties as may from time to time be assigned to them by the board of directors or the president.

     Section 5.09. The Secretary. The secretary shall attend all meetings of the board of directors and committees thereof and shall record the time and place of holding of such meeting, whether regular or special, and if special, how authorized, the notice given, the names of those present at directors' meetings or the number of shares present or represented at shareholders' meetings in books to be kept for that purpose; shall see that notices are given and records and reports properly kept and filed by the Corporation as required by law; shall, unless otherwise designated by the board of directors, be the custodian of the seal of the Corporation and see that it is affixed to all documents to be executed on behalf of the Corporation under its seal; and, in general, shall perform all duties incident to the office of secretary, and such other duties as may from time to time be assigned to him or her by the board of directors or the president.

     Section 5.10. The Treasurer. The treasurer shall have or provide for the custody of the funds or other property of the Corporation and shall keep a separate book account of the same; shall collect and receive or provide for the collection and receipt of monies earned by or in any manner due to or received by the Corporation; shall deposit all funds in his or her custody as treasurer in such banks or other places of deposit as the board of directors may from time to time designate; shall, whenever so required by the board of directors, render an accounting showing his or her transactions as treasurer; and, in general, shall discharge such other duties as may from time to time be assigned to him or her by the board of directors, the president or the chief financial officer. If the board of directors fails to elect a chief financial officer, then the treasurer shall perform the duties of the chief financial officer.

     Section 5.11. Salaries and Compensation. The salaries, if any, of the officers elected by the board of directors shall be fixed from time to time by the board of directors or by such officer or committee as may be designated by resolution of the board. The salaries or other compensation of any officers, employees and agents elected, appointed or retained by an officer or committee to which the board of directors has delegated such a power shall be fixed from time to time by such officer or committee. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that he or she is also a director of the Corporation.

     Section 5.12. Resignations. Any officer or agent may resign at any time by giving written notice of resignation to the board of directors or to the president or the secretary of the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 5.13. Removal. Any officer, committee member, employee or agent of the Corporation may be removed, either for or without cause, by the board of directors or other authority that elected or appointed such officer, committee member or other agent.

     Section 5.14. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification, or any other cause, shall be filled by the board of directors or by the officer or committee to which the power to fill such office has been delegated, as the case may be.

     Section 5.15. Bond. The chairman of the board, president, chief financial officer and treasurer shall give such bond, if any, for the faithful performance of the duties of such office as shall be required by the board of directors.

                                   ARTICLE VI
                                   ----------
                         CERTIFICATES OF STOCK, TRANSFER
                         -------------------------------

     Section 6.01. Share Certificates, Issuance. Every shareholder shall be entitled to have a certificate representing all shares to which he or she is entitled; and such certificate shall be signed (either manually or in facsimile) by the chairman of the board, if any, or by the president or a vice president and by the secretary or any assistant secretary of the Corporation and may be sealed with the corporate seal or a facsimile thereof. In the event any officer who has signed, or whose facsimile signature has been placed upon any share certificate shall have ceased to be such officer because of death, resignation or otherwise, before the certificate is issued, it may be issued with the same effect as if the officer had not ceased to be such at the date of its issue. Certificates representing shares of the Corporation shall otherwise be in such form as provided by statute and approved by the board of directors. Every certificate exchanged or returned to the Corporation shall be marked "CANCELED."

     Section 6.02. Transfer. Transfers of shares shall be made on the books of the Corporation upon surrender of the certificates therefor, endorsed by the person named in the certificate or by an attorney lawfully appointed in writing.

     Section 6.03. Registered Shareholders. Except as otherwise expressly set forth in these bylaws, the Corporation shall be entitled to recognize a person registered on its books in whose name any shares of the Corporation are registered as the absolute owner thereof with the exclusive rights to receive dividends, and to vote such shares as owner. Except as otherwise provided by law, the Corporation shall not be bound to recognize any equitable or other claim regardless of whether the Corporation shall have express or other notice thereof.

     Section 6.04. Lost, Destroyed or Mutilated Certificates. The holder of any shares of the Corporation shall notify the Corporation of any loss, destruction or mutilation of the certificates therefor, and the board of directors may, in its discretion, cause new certificates to be issued to him or her, upon satisfactory proof of such loss, destruction, or mutilation and, if the board of directors shall so determine, the deposit of a bond in such form and in such sum, and with such surety or sureties, as it may direct.

                                   ARTICLE VII
                                   -----------
                INDEMNIFICATION OF OFFICERS, DIRECTORS AND OTHERS
                -------------------------------------------------

     Section 7.01. Directors, Officers, Employees and Agents.


          (a) Actions or Suits not by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party (which shall include the giving of testimony or similar involvement) to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith or in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, or with respect to any criminal action or proceeding, had reasonable cause to believe his or her conduct was unlawful.

          (b) Actions or Suits by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party (which shall include the giving of testimony or similar involvement) to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (to the extent permitted by law) actually and reasonably incurred by him or her or on his or her behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation for gross negligence or misconduct in the performance of his or her duty to the Corporation, unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability and in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court or Chancery or such other court shall deem proper.

     Section 7.02. Expenses. Notwithstanding the other provisions of this
Article VII, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in any defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses (including attorneys' fees) actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

     Section 7.03. Determination of Standard of Conduct. Any indemnification hereunder, unless pursuant to a determination by a court, shall be paid by the Corporation as authorized upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth above. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, either (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum (b) by a committee duly designated by majority vote of such directors, even though less than a quorum, (c) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the shareholders.

     Section 7.04. Advance Expenses. To the extent permitted by applicable law, expenses (including attorneys' fees) incurred by an officer, director, employee or agent in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid, in the case of an officer or director, and may be paid, in the case of an employee or agent, by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of any undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized herein.

     Section 7.05. Benefit. The indemnification provided by this Article shall be in addition to the indemnification rights provided pursuant to the Delaware General Corporation Law and shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any law (common or statutory), bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office (provided that no indemnification may be made if expressly prohibited by the Delaware General Corporation Law).

     Section 7.06. Insurance. The corporation shall be empowered to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions contained herein.

     Section 7.07. No Rights of Subrogation. Indemnification herein shall be a personal right, and the corporation shall have no liability under this Article VII to any insurer or any person, corporation, partnership, association, trust or other entity (other than the heirs, executors or administrators of any person otherwise entitled to indemnification pursuant to the provisions of this Article
VII) by reason of subrogation, assignment or succession by any other means to the claim of any person to indemnification hereunder.

     Section 7.08. Indemnification for Past Directors. Indemnification as provided in this section shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     Section 7.09. Affiliates. For purposes of this Article VII, references to "the Corporation" shall include any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.

     Section 7.10. Reliance. Each person who shall act as an authorized representative of the Corporation shall be deemed to be doing so in reliance upon such rights of indemnification as are provided in this Article.

     Section 7.11. Fund for Payment of Expenses. The Corporation may create a fund of any nature, which may, but need not be, under the control of a trustee, or otherwise may secure in any manner its indemnification obligations, whether arising hereunder, under the Certificate of Incorporation by agreement, vote of shareholders or directors, or otherwise.

     Section 7.12 Amendments. The provisions of this Article VII relating to indemnification and to the advancement of expenses shall constitute a contract between the Corporation and each of its directors and officers which may be modified as to any director or officer in a manner that is adverse to such director or officer only with that person's consent or as specifically provided in this section. Notwithstanding any other provision of these bylaws relating to their amendment generally, any repeal or amendment of this Article VII which is adverse to any director or officer shall apply to such director or officer only on a prospective basis, and shall not limit the rights of a director or officer to indemnification or to the advancement of expenses with respect to any action or failure to act occurring prior to the time of such repeal or amendment.

                                  ARTICLE VIII
                                  ------------
                                  MISCELLANEOUS
                                  -------------

     Section 8.01. Checks. All checks or demands for money and notes of the Corporation, shall be signed by such officer or officers, or such other person or persons as the board of directors may designate from time to time.

     Section 8.02. Dividends. The board of directors, at any regular or special meeting thereof, subject to any restrictions contained in the Certificate of Incorporation, may declare and the Corporation may pay dividends upon the shares of its stock in cash, property or the Corporation's shares in accordance with the Delaware General Corporation Law.

     Section 8.03. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such financial institutions or other depositories as the board of directors may approve or designate.

     Section 8.04. Fiscal Year. The fiscal year of the Corporation shall end on the 31st day of March, or as otherwise determined by the board of directors.

     Section 8.05. Severability. The provisions of these bylaws shall be separable each from any and all other provisions of these bylaws, and if any such provision shall be adjudged to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision thereof, or the powers granted to this corporation by the Certificate of Incorporation or these bylaws.

                                   ARTICLE IX
                                   ----------
                                   AMENDMENTS
                                   ----------

     Section 9.01. Amendments to the Bylaws. Except as specifically set forth elsewhere herein or in the Certificate of Incorporation, the board of directors may amend or repeal these bylaws. The shareholders entitled to vote thereon may amend or repeal these bylaws even though the bylaws may also be amended or repealed by the board of directors.

Adopted: _____________, 2000

                                                                       Exhibit E

                                MERGER AGREEMENT

THIS MERGER AGREEMENT (the "Agreement") dated as of ____________, 2000, is made and entered into by and between TravelNow.com Inc., a Florida corporation ("TNOW Florida") and TravelNow.com Inc., a Delaware corporation ("TNOW Delaware").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, TNOW Florida is a corporation organized and existing under the laws of the State of Florida; and

     WHEREAS, TNOW Delaware is a wholly-owned subsidiary corporation of TNOW Florida, having been incorporated on _________, 2000; and

     WHEREAS, the respective Boards of Directors of TNOW Florida and TNOW Delaware have determined that it is advisable and in the best interests of each of such corporations that TNOW Florida merge with and into TNOW Delaware upon the terms and subject to the conditions set forth in this Agreement for the purpose of effecting the change of the state of incorporation of TNOW Florida from Florida to Delaware.

     NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Merger. On ______________ or as soon as practicable thereafter (the "Effective Date"); TNOW Florida shall be merged with and into TNOW Delaware (the "Merger"). The separate existence of TNOW Florida shall cease, and TNOW Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation") and shall be governed by the laws of the State of Delaware.

     Section 2. Registered Office. The address of the registered office of TNOW Delaware in the State of Delaware will be The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of Newcastle, State of Delaware.

     Section 3. Certificate of Incorporation. The Certificate of Incorporation of the TNOW Delaware as in effect on the date hereof shall be the Certificate of Incorporation of the Surviving Corporation, without change unless and until amended in accordance with applicable law.

     Section 4. Bylaws. The bylaws of the TNOW Delaware as in effect on the date hereof shall be the bylaws of the Surviving Corporation, without change unless and until amended or repealed in accordance with applicable law.

     Section 5. Effect of Merger on Stock.
                -------------------------

          (a) On the Effective Date, by virtue of the Merger and without any further action on the part of TNOW Florida or TNOW Delaware or their shareholders (i) each outstanding share of TNOW Florida common stock, $.01 par value (the "Florida Common Stock") shall be converted into one (1) share of TNOW Delaware common stock, $.01 par value, ("Delaware Common Stock"), except for those shares of Florida Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law, (ii) each share of Delaware Common Stock issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares, and (iii) any fractional Delaware Common Stock interests to which a holder of Florida Common Stock would be entitled will be canceled with the holder thereof being entitled to receive the next highest number of whole shares of Delaware Common Stock.

          (b) On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of Florida Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Delaware Common Stock into which the shares of TNOW Florida represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of TNOW Delaware evidenced by such outstanding certificate as above provided.

          (c) All options and rights to acquire Florida Common Stock under or pursuant to any options or warrants which are outstanding on the Effective Date of the Merger will automatically be converted into equivalent options and rights to purchase that whole number of Delaware Common Stock into which the number of Florida Common Stock subject to such options or warrants immediately prior to the Effective Date would have been converted in the merger had such rights been exercised immediately prior thereto (with any fractional Delaware Common Stock interest resulting from the exercise being settled in cash in the amount such holder would have received for any such fraction in the merger had he exercised such warrants or options immediately prior to the Merger). The option price per share of Delaware Common Stock shall be the option price per share of Florida Common Stock in affect prior to the Effective Date. All plans or agreements of TNOW Florida under which such options and rights are granted or issued shall be continued and assumed by TNOW Delaware unless and until amended or terminated in accordance with their respective terms.

     Section 6. Succession. On the Effective Date, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of TNOW Florida and TNOW Delaware (referred to herein as the "Constituent Corporations") shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Constituent Corporations; all property, real, personal and mixed, of each of the Constituent Corporations and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

     Section 7. Further Assurances. TNOW Florida agrees that it will execute and deliver, or cause to be executed and delivered, all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of TNOW Florida and otherwise to carry out the intent and purposes of this Agreement.

     Section 8. Officers and Directors of the Surviving Corporation. On the Effective Date, the officers and directors of TNOW Florida in office on such date shall be the officers and directors of the Surviving Corporation, and such persons shall hold office in accordance with the bylaws of TNOW Delaware or until their respective successors shall have been appointed or elected.

     Section 9. Approval by Shareholders; Effective Date. This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of shareholders in accordance with applicable Florida law. As promptly as practicable after approval of this Agreement by shareholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Florida and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Florida and Delaware. The Effective Date of the Merger shall be the date on which the Merger becomes effective under the laws of Florida or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

     Section 10. Amendment. The Board of Directors of TNOW Florida and TNOW Delaware may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the merger by the shareholder of Company shall not (a) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of Florida Common Stock (b) alter or change any term of the Certificate of

     Incorporation of TNOW Delaware, or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of Florida Common Stock.

     Section 11. Abandonment or Deferral. Notwithstanding the approval of this Agreement by the shareholders of TNOW Florida or TNOW Delaware, this Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Florida and the Secretary of State of Delaware by the Board of Directors of either TNOW Florida or TNOW Delaware or both, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of the Constituent Corporations, such action would be in the best interest of such corporations. In the event of termination of this Agreement, this Agreement shall become void and of no effect and there shall be no liability on the part of either party to this Agreement or its Board of Directors or shareholders with respect thereto.

     Section 12. Counterparts. In order to facilitate the filing and recording of this Agreement, this Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.

TRAVELNOW.COM INC.
A FLORIDA CORPORATION

By:
    -----------------------------
Name: Jeffrey A. Wasson
Title:  Chief Executive Officer

TRAVELNOW.COM INC.
A  DELAWARE  CORPORATION

By:
    -----------------------------
Name: Jeffrey A. Wasson
Title:  Chief Executive Officer

                                                                       EXHIBIT F


     607.1301 DISSENTER'S RIGHTS; DEFINITIONS.--The following definitions apply to ss. 6O7.l3O2 and 607.1320:

     (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

     6O7.13O2 RIGHT OF SHAREHOLDERS TO DISSENT.--(1) Any shareholder of a corporation has the right to dissent from and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:
     (a) Consummation of a plan of merger to which the corporation is a party;
     1. If the shareholder is entitled to vote on the merger, or
     2. If the corporation is a subsidiary that is merged with its parent under
s. 607.1l04, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1lO4;
     (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607 1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;
     (c) As provided in s.607.0902(11), the approval of a control-share acquisition;



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     (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

     (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

     1. Altering or abolishing any preemptive rights attached to any of his or her shares;
     2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;
     3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the share holder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;
     4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or he, shares, or making any of his shares subject to redemption when they are not otherwise redeemable;
     5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;
     6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or
     7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or
     (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.
     (2) A shareholder dissenting from any amendment specified in paragraph
(1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.
     (3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.
     (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.
     (5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

     607.1320 PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS.-- (l)(a) If a proposed corporate action creating dissenters' rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:
     1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and
     2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.



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     (b) If proposed corporate action creating dissenters' rights under s.
607,1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301 , 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.
     (2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.
     (3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating 'shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.
     (4) Upon tiling a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares, After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his 0r her shares shall cease, and 2the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:
     (a) Such demand is withdrawn as provided in this section;
     (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such, action;
     (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or
     (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.
     (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:
     (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and
     (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.


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     (6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.
     (7) II the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent junsdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value, The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.
     (8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.
     (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding. (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.